UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Figma, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
Notice of Annual Meeting of Stockholders to
be held at 10:00 a.m. Pacific Time on
Tuesday, June 2, 2026
Dear Stockholders of Figma, Inc.:
We invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Figma, Inc., a
Delaware corporation, which will be held virtually on Tuesday, June 2, 2026 at 10:00 a.m. Pacific Time. You can
attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/FIG2026, where you will be able to listen to the meeting live and vote your shares online during the meeting, just as you would at an in-person meeting.
We will hold the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.To elect Dylan Field, Kelly A. Kramer, John Lilly, William R. McDermott, Andrew Reed, Danny Rimer,
Lynn Vojvodich Radakovich, and Luis von Ahn to serve until our 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal; and
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.
We will also consider any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof. At this time, we are not aware of any other matters to be submitted for consideration at the
Annual Meeting.
Our Board of Directors has fixed the close of business on April 7, 2026 as the record date for the Annual Meeting.
Only stockholders of record on April 7, 2026 are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available upon request for examination by any stockholder, during ordinary business hours at our headquarters, for any purpose relating to the Annual Meeting for a period of ten (10) days ending the day before the Annual Meeting date. Further information regarding voting rights, the matters to be voted upon and instructions to attend the Annual Meeting is presented in the Proxy
Statement.
The Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy
Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) is first being mailed on or about April 22, 2026 to all stockholders entitled to vote at the Annual Meeting. You will be asked to enter the 16-digit control number located on your Notice of Internet Availability of Proxy Materials, your proxy card, or the instructions that accompanied your proxy materials to attend the Annual Meeting.
Every stockholder vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by internet, telephone, or mail to ensure your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend the Annual
Meeting. Returning the proxy does not affect your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. For additional instructions on attending the Annual Meeting or voting your shares, please refer to the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” in the
Proxy Statement.
Thank you for your ongoing support and continued interest in Figma.
By Order of the Board of Directors,
Brendan Mulligan
General Counsel and Secretary
Important Notice Regarding Availability of Proxy Materials for the Annual Meeting: The Proxy Statement
and our Annual Report are available at www.proxyvote.com.
Table of Contents

2025 Business Highlights .........................................................................................................................................	1
Proxy Statement Summary ......................................................................................................................................	3
Board of Directors and Corporate Governance ....................................................................................................	4
Proposal No. 1: Election of Directors .....................................................................................................................	15
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm ...............	16
Executive Officers ......................................................................................................................................................	18
Executive Compensation ..........................................................................................................................................	19
Equity Compensation Plan Information ..................................................................................................................	28
Director Compensation .............................................................................................................................................	29
Security Ownership of Certain Beneficial Owners and Management ...............................................................	32
Report of the Audit Committee ................................................................................................................................	36
Certain Relationships and Related Party Transactions .......................................................................................	37
Questions and Answers About the Proxy Materials and Our Annual Meeting ................................................	41
Other Matters and Additional Information ..............................................................................................................	49
Appendix A: Certain Definitions ...............................................................................................................................	50

Figma, Inc.	1	2026 Proxy Statement
2025 Business Highlights
Figma is where teams come together to turn ideas into the world’s best digital products and experiences. This past year, our pace of innovation helped teams move from idea to production faster.
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In 2025, Figma expanded from four to eight products and delivered more than 200 new features and improvements across the platform. We’ve embedded AI across the platform—from Figma Make, which helps teams turn prompts or existing designs into prototypes and even full web apps, to AI-powered prompting and editing available directly in the Figma Design canvas. We also acquired Weavy Inc. (now Figma Weave) to broaden the creative workflows and AI-native media generation that can happen natively in Figma, as well as
Payload CMS, Inc., a leading open-source headless content management system and application framework.

Figma, Inc.	2	2026 Proxy Statement
Platform Expansion
AI has made it easier than ever for more people to participate in building software, and whether a user starts in a terminal, a prompt box, or the canvas, Figma is where these workflows come together. We continue to serve as a collaborative system of record for cross-functional teams, with non-designers representing roughly two-thirds of our monthly active users in the three months ended December 31, 2025. See Appendix A to this Proxy Statement for the definition of monthly active users.
Our partner ecosystem also supports adoption and retention, and in 2025 we deepened integrations with tools like ChatGPT, Claude Code, Cursor, Gemini, GitHub, and Visual Studio Code, among others.
Fiscal Year 2025 Results
Global customer momentum remained strong in 2025, as we added more new customers than ever before and continued to see strong growth from self-serve to enterprise accounts. We expanded our Net Dollar Retention
Rate to 136% as of December 31, 2025, reflecting durable expansion with our customers, and accelerated our growth through the end of the year—surpassing $1 billion in revenue for the twelve months ended December 31,
2025, up 41% year-over-year, and growing international revenue by 45% compared to the prior year.

Figma, Inc.	3	2026 Proxy Statement
Proxy Statement Summary
This Proxy Statement is first being furnished to stockholders on or about April 22, 2026, in connection with the solicitation of proxies by the Board of Directors of Figma, Inc. for the Annual Meeting to be held on June 2, 2026.
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. In this Proxy Statement, we refer to Figma, Inc., a Delaware corporation, as “Figma,” “we,” “us,” or “our”
and to the board of directors of Figma as the “Board of Directors.”
This Proxy Statement contains additional trade names, trademarks, logos, and service marks of ours and of other companies. We do not intend our use or display of other companies’ trade names, trademarks, logos, or service marks to imply a relationship with these other companies, or endorsement or sponsorship of us by these other companies. Other trademarks appearing in this Proxy Statement are the property of their respective holders.
Information about our Annual Meeting

Date and Time Tuesday, June 2, 2026 at 10:00 a.m. Pacific Time.
Location
The Annual Meeting will be a
completely virtual meeting. You can
attend the Annual Meeting by visiting
www.virtualshareholdermeeting.com/
FIG2026, where you will be able to
listen to the meeting live and vote your
shares online during the meeting.

Record Date
April 7, 2026. Holders of our Class A
common stock and Class B common
stock as of the close of business on
the Record Date may vote at the
Annual Meeting. Our Class A common
stock and Class B common stock are
collectively referred to in this Proxy
Statement as our “common stock.”

Voting Matters and Board of Directors Recommendations:

Proposals		Board of Directors Recommendation	Page Numbers for Additional Information

1	Election of Directors	FOR ALL	15
2	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	16
We will also transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Figma, Inc.	4	2026 Proxy Statement
Board of Directors and Corporate
Governance
Figma is committed to sound corporate governance practices. These practices provide an important framework within which our Board of Directors and management can pursue our strategic objectives with a view to enhancing long-term value for our stockholders.
The following table includes information regarding each of the nominees for election to our Board of Directors at the Annual Meeting, including their age, independence, and position, each as of March 31, 2026, and the date since which they have served on the Board of Directors. In addition, a biographical description for each nominee is set forth below the table. On April 17, 2026, Mamoon Hamid, who currently serves as an independent director, notified the Board of Directors that he will not be standing for re-election at the Annual Meeting and will therefore cease to serve as a director of Figma immediately following the Annual Meeting. The Board of Directors thanks
Mr. Hamid for his service and contributions to Figma and the Board of Directors.

Name	Age	Independent	Position	Director Since

Dylan Field	34		Chair of our Board of Directors, Chief Executive Officer, and President	October 2012
Kelly A. Kramer(1)	58	☑	Director	December 2021
John Lilly(1)(2)	55	☑	Director and Lead Independent Director	December 2014
William R. McDermott	64	☑	Director	July 2025
Andrew Reed(3)	35	☑	Director	February 2024
Danny Rimer(2)(3)	55	☑	Director	December 2014
Lynn Vojvodich Radakovich(1)(3)	58	☑	Director	December 2019
Luis von Ahn	47	☑	Director	July 2025
__________________
(1)Member of the Audit Committee of the Board of Directors (the “Audit Committee”).
(2)Member of the Nominating and Corporate Governance Committee of the Board of Directors (the "Nominating and Corporate Governance
Committee").
(3)Member of the Compensation Committee of the Board of Directors (the "Compensation Committee").

Figma, Inc.	5	2026 Proxy Statement
Nominees for Director
Dylan Field is our Co-Founder and has served as our Chief Executive Officer, President, and a member of our
Board of Directors since October 2012, and Chair of our Board of Directors since April 2025. Mr. Field attended
Brown University for two and a half years before accepting a Thiel Fellowship to pursue entrepreneurial projects.
We believe Mr. Field is qualified to serve as a member of our Board of Directors because of his operational expertise, industry knowledge, leadership, and the continuity that he brings to our Board of Directors as our Co-
Founder, Chief Executive Officer, and President.
Kelly A. Kramer has served as a member of our Board of Directors since December 2021. From January 2015 to
December 2020, Ms. Kramer served as Executive Vice President & Chief Financial Officer of Cisco Systems, Inc.,
a technology company (“Cisco”), where she previously served in finance roles of increasing responsibility from
January 2012 to January 2015. From February 2002 to February 2012, Ms. Kramer served in various finance roles at GE Healthcare Systems, including as Vice President & Chief Financial Officer, as well as in various finance roles at GE Healthcare Diagnostic Imaging and GE Healthcare Biosciences, all divisions of General
Electric Company, a multinational conglomerate focusing on aviation, power, renewable energy, and digital industry. Ms. Kramer also has served on the boards of directors of Coinbase Global, Inc., a technology company, since December 2020, Snowflake, Inc., a cloud-data platform company, since January 2020, and Gilead
Sciences, Inc., a biopharmaceutical company, since August 2016. Ms. Kramer holds a B.S. in Mathematics from
Purdue University.
We believe Ms. Kramer is qualified to serve as a member of our Board of Directors because of her deep knowledge of technology companies and experience investing in and advising technology companies.
John Lilly has served as a member of our Board of Directors since December 2014. Mr. Lilly has served as a
General Partner and Venture Partner at Greylock Partners, a venture capital firm, since January 2011. Prior to joining Greylock Partners, Mr. Lilly held roles of increasing seniority at the Mozilla Corporation, a technology company ("Mozilla"), from 2005 to 2010, including as Chief Executive Officer from January 2008 to December
2010. Prior to joining Mozilla, he co-founded and held executive leadership positions at Reactivity, a software company (acquired by Cisco in August 2007). Previously, he held staff positions at Apple Inc., Sun Microsystems,
Inc., and Trilogy Software, Inc. He has served on the board of directors of Duolingo, Inc., an education technology company ("Duolingo"), since December 2021, and as an Advisory Partner at Gigascale Capital, a venture capital firm, since January 2026. Mr. Lilly is also a Lecturer at Stanford’s Graduate School of Business. Mr. Lilly holds a
B.Sc. in Computer Systems Engineering and an M.Sc. in Computer Science, both from Stanford University.
We believe Mr. Lilly is qualified to serve as a member of our Board of Directors because of his executive leadership experience and extensive experience with the venture capital and technology industries.
William R. McDermott has served as a member of our Board of Directors since July 2025. Mr. McDermott has served as Chief Executive Officer at ServiceNow, Inc., a public digital workflow company (“ServiceNow”), since
November 2019. He previously served as President at ServiceNow from November 2019 to January 2023. Prior to joining ServiceNow, Mr. McDermott served as Co-Chief Executive Officer of SAP SE, a multinational software company that provides enterprise software (“SAP”), from 2010 to 2014, and as sole Chief Executive Officer of
SAP from May 2014 until October 2019. Mr. McDermott joined SAP in 2002 as Chief Executive Officer of SAP
America, Inc., and served on the SAP Executive Board from 2010 until October 2019. Prior to joining SAP, Mr.
McDermott served as Executive Vice President of Worldwide Sales and Operations at Siebel CRM Systems, Inc.,
a company focused on the implementation, customization and development of customer relationship management and enterprise resource planning, from 2001 to 2002 and served as President of Gartner, Inc., a research and advisory firm specializing in business and technology insights, from 2000 to 2001. Mr. McDermott has also served on the boards of directors of ServiceNow since November 2019, including as Chairman since

Figma, Inc.	6	2026 Proxy Statement
October 2022, and Zoom Communications, Inc., a cloud video communications company, since March 2022. Mr.
McDermott previously served on the boards of directors of Fisker Inc., an automotive technology company, Under
Armour, Inc., a sporting goods company, ANSYS, Inc., a provider of engineering and simulation software and technologies, and SecureWorks Corp., a provider of intelligence-driven information security solutions. Mr.
McDermott holds a B.A. in Business Management from Dowling College and an M.B.A from Northwestern
University’s Kellogg School of Management, and has completed the Executive Development Program at the
Wharton School of Business.
We believe Mr. McDermott is qualified to serve as a member of our Board of Directors because of his executive leadership experience, extensive experience with publicly traded technology companies, as well as his service on the boards of directors of other publicly held companies.
Andrew Reed has served as a member of our Board of Directors since February 2024. Mr. Reed has served as a
Partner at Sequoia Capital, a venture capital firm ("Sequoia"), since February 2014. Prior to joining Sequoia, he served as an Analyst at Goldman Sachs, an investment bank, from July 2012 to February 2014. Mr. Reed has served on the board of directors of Klarna Group plc, a digital bank and payments company, since February 2024, and also currently serves on the boards of directors of several privately held companies, including Vanta Inc., Bolt
Technology OU, Strava, Inc., and others. Mr. Reed was previously involved in Sequoia’s investments in
Robinhood Markets, Inc., Loom, Inc., and GitHub, Inc. Mr. Reed holds a B.A. in Economics and Classics from
Amherst College.
We believe Mr. Reed is qualified to serve as a member of our Board of Directors because of his extensive experience in the technology and venture capital fields, including his experience as a director of several privately held companies in the technology industry.
Danny Rimer has served as a member of our Board of Directors since December 2014. Mr. Rimer is a Partner at
Index Ventures, a venture capital firm, where he has been a Partner since March 2002. Prior to joining Index
Ventures, Mr. Rimer served as General Partner at Barksdale Group, an investment firm, from 2000 to 2002. Mr.
Rimer currently serves on the boards of directors of several privately held companies. He previously served on the board of directors of Farfetch Limited, a publicly traded e-commerce company, from February 2015 to August
2020, in addition to several other privately held companies. Mr. Rimer holds a B.A. in History and Literature from
Harvard University.
We believe Mr. Rimer is qualified to serve as a member of our Board of Directors because of his extensive leadership and business experience within the venture capital and technology industries, as well as his service on the boards of directors of other privately and publicly held companies.
Lynn Vojvodich Radakovich has served as a member of our Board of Directors since December 2019. From
September 2013 to February 2017, Ms. Vojvodich Radakovich served as Executive Vice President and Chief
Marketing Officer for Salesforce, Inc., a cloud-based software company. From 2006 to 2016, she founded and served as Chief Executive Officer and Chair of Take3 LLC, a marketing strategy company. From 2012 to August
2013, Ms. Vojvodich Radakovich served as a Partner at Andreessen Horowitz, a venture capital firm. Ms.
Vojvodich Radakovich has also served on the board of directors of Dell Technologies Inc., a technology company, since April 2019, Ford Motor Company, an automobile company, since April 2017, and Booking Holdings Inc., a travel company, since January 2016. Ms. Vojvodich Radakovich holds a B.S. in Product Design from Stanford
University and an M.B.A. from Harvard Business School.
We believe Ms. Vojvodich Radakovich is qualified to serve as a member of our Board of Directors because of her business expertise in marketing and sales, and her extensive experience as a director of public companies.
Luis von Ahn has served as a member of our Board of Directors since July 2025. Mr. von Ahn has served as Co-
Founder, Chief Executive Officer, and Chairman of the board of directors at Duolingo, an education technology

Figma, Inc.	7	2026 Proxy Statement
company, since August 2011. From 2007 to 2009, he served as Chief Executive Officer of reCAPTCHA, Inc., a fraud detection technology company, until its acquisition by Google, LLC in 2009. Mr. von Ahn previously served on the board of directors of Root, Inc., a technology company focusing on personal insurance, from October 2020 to October 2022. He also previously served as a professor in the Computer Science department at Carnegie
Mellon University from 2006 to 2021. Mr. von Ahn holds a B.S. in Mathematics from Duke University and a Ph.D.
in Computer Science from Carnegie Mellon University.
We believe Mr. von Ahn is qualified to serve as a member of our Board of Directors because of his technical expertise and executive leadership experience within the technology industry.
Director Independence
Our Class A common stock is listed on the New York Stock Exchange (the "NYSE"). Under the NYSE rules, the board of directors of a listed company must consist of a majority of independent directors at all times. This means, generally, that they will not have any connections to the listed company that could affect their ability to provide impartial oversight. A director will be deemed “independent” only if the board of directors of a listed company affirmatively determines that the director has no material relationship with the listed company that affects the director’s independence from management (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the listed company) or that would interfere with the director exercising independent judgment in carrying out the director’s responsibilities. In addition, under the NYSE rules, the definition of independence includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of the listed company’s employees and that neither the director nor any of their family members has engaged in certain specified business dealings with the listed company. Additionally, under the
NYSE rules, a listed company’s audit committee, compensation committee, and nominating and corporate governance committee must consist only of independent directors. However, Mr. Field is entitled to vote shares representing a majority of our outstanding voting power, and we are, therefore, eligible to be treated as a
“controlled company” under the NYSE rules. As a controlled company, we are not required to have a majority of our Board of Directors be independent, nor are we required to have a compensation committee or an independent nominating function. We have nevertheless opted to have a majority of our Board of Directors be independent and to have a Compensation Committee and a Nominating and Corporate Governance Committee comprised of independent directors, as more fully described below.
On an annual basis, the Nominating and Corporate Governance Committee reviews the independence of our directors, and provides a recommendation to the Board of Directors regarding such independence. The
Nominating and Corporate Governance Committee follows a similar process for all director nominees prior to their nomination to the Board of Directors.
Based on the review and recommendation of the Nominating and Corporate Governance Committee, our Board
of Directors has determined that Kelly A. Kramer, John Lilly, William R. McDermott, Andrew Reed, Danny Rimer,
Lynn Vojvodich Radakovich, and Luis von Ahn, representing seven of our eight director nominees, are independent for purposes of their service on the Board of Directors and the committees on which they serve, as set forth under the applicable rules, regulations, and the NYSE rules and the applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”).
There are no family relationships among our directors and executive officers.

Figma, Inc.	8	2026 Proxy Statement
Leadership Structure of the Board and Role of the Lead
Independent Director
Our Amended and Restated Bylaws (the “Bylaws”) and Corporate Governance Guidelines provide our Board of
Directors with flexibility to combine or separate the positions of the Chair of the Board of Directors and Chief
Executive Officer. However, if the Chair of the Board of Directors is our current Chief Executive Officer or has previously served as our Chief Executive Officer, our Corporate Governance Guidelines require the Board of
Directors to designate a Lead Independent Director. The responsibilities of the Lead Independent Director include, but are not limited to: presiding over all meetings of the Board of Directors at which the Chair is not present, including any executive sessions of the independent directors; facilitating discussion and open dialogue among independent directors, including outside meetings of the Board of Directors; acting as the liaison between the independent directors and the Chief Executive Officer and Chair; coordinating with the Chair of the Board of
Directors to set the agenda for meetings of the Board of Directors, taking into account input from other independent directors; recommending the retention of advisors and consultants who report directly to the Board of
Directors, when appropriate; and providing leadership to the Board of Directors if circumstances arise in which the role of the Chair of the Board of Directors may be, or may be perceived to be, in conflict.
Our Board of Directors believes it is important to have flexibility in selecting the Chair of the Board of Directors and our board leadership structure. Any changes to the leadership structure of our Board of Directors, if made, will be promptly disclosed in our Investor Relations website and will be reflected in our proxy materials for the next annual meeting of stockholders. In making leadership structure determinations, our Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of our stockholders.
Our Board of Directors, in its sole discretion, may seek input from our stockholders on the leadership structure of the Board of Directors.
Dylan Field currently serves as both the Chair of our Board of Directors and as our Chief Executive Officer. The
Board of Directors believes that, as our co-founder, Mr. Field is best positioned to identify strategic priorities, lead critical discussion, and execute our business plans. Our Board of Directors has appointed John Lilly to serve as our Lead Independent Director. As Lead Independent Director, Mr. Lilly will provide leadership to our Board of
Directors if circumstances arise in which the role of Chief Executive Officer and Chair of our Board of Directors
may be, or may be perceived to be, in conflict, and perform such additional duties as our Board of Directors may otherwise determine and delegate.
Board of Directors and Committee Meetings and Attendance
Our Board of Directors and its committees meet regularly throughout the year, and also hold special meetings from time to time. During 2025, our Board of Directors met nine times, the Audit Committee met six times, the
Compensation Committee met six times, and the Nominating and Corporate Governance Committee met four times.
During 2025, each member of our Board of Directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she was a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.
Executive Sessions
To encourage and enhance communication among non-employee directors, and as required under applicable
NYSE rules, our Corporate Governance Guidelines provide that we reserve time before or after our regularly scheduled meetings of the Board of Directors for our non-employee directors to meet in executive sessions

Figma, Inc.	9	2026 Proxy Statement
without management present on a periodic basis but no less than twice per year. Such executive sessions will be led by the Lead Independent Director or such other independent director selected by a majority of the independent directors.
Committees of Our Board of Directors
Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and
Corporate Governance Committee. The composition and responsibilities of each committee are described below.
Each of these committees has a written charter approved by our Board of Directors that satisfies the applicable rules and regulations of the SEC and the NYSE rules. Copies of the charters for each committee are available on our Investor Relations website at investor.figma.com. Members serve on these committees until their resignations or until otherwise determined by our Board of Directors.
Audit Committee
Our Audit Committee consists of Kelly A. Kramer, John Lilly, and Lynn Vojvodich Radakovich. Ms. Kramer is the
Chair of our Audit Committee. Mamoon Hamid served on our Audit Committee from July 2021 until February
2026. The composition of our Audit Committee meets the requirements for independence under NYSE rules and
Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member of our Audit
Committee is financially literate. In addition, our Board of Directors has determined that Ms. Kramer is an “audit committee financial expert” within the meaning of applicable SEC rules. This designation does not impose on such directors any duties, obligations, or liabilities that are greater than are generally imposed on members of our
Audit Committee and our Board of Directors. Our Board of Directors has also determined that Ms. Kramer’s simultaneous service on the audit committees of three other public companies does not impair her ability to effectively serve on our Audit Committee. Our Audit Committee's principal functions are, among other things, to assist our Board of Directors in its oversight of:
•selecting a firm to serve as our independent registered public accounting firm to audit our consolidated financial statements;
•assessing the independence and performance of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;
•establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•considering the adequacy of our internal controls and internal audit function;
•overseeing our major enterprise and financial risks, including cybersecurity and other information technology risks, and the steps management has taken to monitor or mitigate such risks, including policies and procedures;
•reviewing related party transactions that are material or otherwise implicate disclosure requirements;
•approving, or as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm; and
•overseeing any program relating to corporate responsibility and sustainability.

Figma, Inc.	10	2026 Proxy Statement
Compensation Committee
Our Compensation Committee currently consists of Andrew Reed, Danny Rimer, and Lynn Vojvodich
Radakovich. Ms. Vojvodich Radakovich is the Chair of our Compensation Committee. Mamoon Hamid served on our Compensation Committee from July 2021 until February 2026 and Kelly A. Kramer served on our
Compensation Committee from December 2021 until February 2026. Mr. Krieger, who had served on our
Compensation Committee since February 2026, resigned from the Board of Directors and the Compensation
Committee effective April 14, 2026. Mr. Reed has served on our Compensation Committee since February 2026.
Each member of our Compensation Committee meets the requirements for independence under the rules of the
NYSE and SEC. Our Compensation Committee's principal functions are, among other things, to assist our Board of Directors in its oversight of:
•reviewing and approving, or recommending that our Board of Directors approve, the compensation of our executive officers;
•reviewing and recommending to our Board of Directors for approval the compensation of our non-
employee directors;
•reviewing and approving, or recommending that our Board of Directors approve, the terms of any compensatory agreements with our executive officers;
•administering our stock and equity incentive plans;
•reviewing and approving, or making recommendations to our Board of Directors with respect to, incentive compensation and equity plans;
•reviewing our overall compensation philosophy; and
•engaging advisors to assist in carrying out its responsibilities.
Under its charter, our Compensation Committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel, and other advisers. During 2025, our Compensation Committee retained
Compensia, Inc. (“Compensia”), a compensation consulting firm with compensation expertise relating to technology companies, to provide it with market information, analysis, and other advice relating to executive compensation on an ongoing basis. Compensia was engaged directly by our Compensation Committee to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of executive officer and non-employee director compensation, with a goal of ensuring that the compensation we offer to our executive officers and non-employee directors is competitive, fair, and appropriately structured. Compensia does not provide any non-compensation related services to us, and maintains a policy that is specifically designed to prevent any conflicts of interest. In addition, our Compensation
Committee has assessed the independence of Compensia, taking into account, among other things, the factors set forth in Rule 10C-1 of the Exchange Act and the NYSE rules, and concluded that no conflict of interest exists with respect to the work that Compensia performs for our Compensation Committee.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of John Lilly and Danny Rimer. Mr. Lilly is the
Chair of our Nominating and Corporate Governance Committee. Andrew Reed served on our Nominating and
Corporate Governance Committee from December 2024 until February 2026. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under the NYSE rules. Our

Figma, Inc.	11	2026 Proxy Statement
Nominating and Corporate Governance Committee's principal functions are, among other things, to assist our
Board of Directors in its oversight of:
•identifying and recommending candidates for membership on our Board of Directors;
•recommending directors to serve on board committees;
•periodically reviewing our Board of Directors leadership structure and recommending any changes to the
Board of Directors;
•periodically reviewing succession plans for senior management positions;
•reviewing and making recommendations to our Board of Directors regarding our Corporate Governance
Guidelines;
•reviewing proposed waivers of the code of conduct for directors and executive officers;
•overseeing the process of evaluating the performance of our Board of Directors and each committee thereof; and
•advising our Board of Directors on corporate governance matters.
Compensation Committee Interlocks and Insider Participation
None of the current members of our Compensation Committee, nor any member that served during the year ended December 31, 2025, is or has been at any time an officer or employee of ours. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Compensation Committee or our Board of Directors.
Director Qualifications
With the goal of developing an experienced, diverse, and highly qualified Board of Directors, the Nominating and
Corporate Governance Committee is responsible for recommending qualified candidates to our Board of Directors based on the qualification standards set forth in our Corporate Governance Guidelines and such other criteria as the Board of Directors or the Nominating and Corporate Governance Committee may determine necessary or appropriate in light of applicable SEC and NYSE requirements or other relevant considerations.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors and will be significantly influenced by the particular needs of our Board of Directors from time to time, our Board of Directors has not adopted a specific set of minimum qualifications, qualities, or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory, and NYSE rules and the provisions of our Amended and Restated Certificate of
Incorporation (the "Certificate of Incorporation"), our Bylaws, our Corporate Governance Guidelines, and the
charters of the committees of our Board of Directors. In its evaluation of director candidates, our Nominating and
Corporate Governance Committee may consider the current size and composition, organization, and governance of our Board of Directors, and the needs of our Board of Directors and its committees. In addition, the Nominating and Corporate Governance Committee may take into consideration many other factors including, among other things, independence, integrity, geography, financial skills, and other expertise, breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to our Board of
Directors, ability to contribute to our Board of Directors’ overall effectiveness, and the needs of our Board of
Directors and its committees. Our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

Figma, Inc.	12	2026 Proxy Statement
Through the nomination process, the Nominating and Corporate Governance Committee seeks to promote board membership that reflects the size and breadth of our business and the need for Board of Director diversity, with the goal of developing an experienced, diverse, and highly qualified Board of Directors. The brief biographical descriptions of each director set forth above in the section titled “—Nominees for Director” includes a summary of the individual experience, qualifications, attributes, and skills of each of our directors that led to the conclusion that each director should serve as a member of our Board of Directors at this time.
Nomination to the Board of Directors
Candidates for nomination to our Board of Directors are selected by our Board of Directors based on the recommendation of the Nominating and Corporate Governance Committee in accordance with the committee’s charter, our Certificate of Incorporation, our Bylaws, and our Corporate Governance Guidelines. In recommending candidates for nomination, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders, management, and others. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates, as appropriate. In addition, the Nominating and Corporate Governance Committee may engage outside consultants to assist in identifying potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth in the section titled “Questions and Answers About the Proxy
Materials and Our Annual Meeting—What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?”
Additionally, in accordance with the Nominating Agreement that we entered into in July 2025 with Dylan Field (the
"Nominating Agreement"), we agreed to include Mr. Field in the slate of nominees recommended by our Board of
Directors for election or re-election at each annual meeting of stockholders, and to include Mr. Field in the proxy statement for each such annual meeting of stockholders. Additional information regarding the Nominating
Agreement is set forth in the section titled “Certain Relationships and Related Party Transactions—Nominating
Agreement.”
Communication with Directors
Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors, or one or more individual members of our Board of Directors may do so by emailing ir@figma.com. All stockholder communications we receive that are addressed to our Board of Directors will be reviewed and compiled by our Secretary and provided to the members of our Board of Directors, as appropriate and in accordance with our internal policies. Each communication should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and information about your share ownership. If the correspondence is not addressed to a particular director, such correspondence will be forwarded, depending on the subject matter, to the Chair of the
Audit Committee, Compensation Committee, or Nominating and Corporate Governance Committee. Sales
materials, and abusive, threatening, or otherwise inappropriate materials and items unrelated to the duties and responsibilities of our Board of Directors, will not be provided to our directors.
Board Attendance at Annual Meeting of Stockholders
We invite and encourage, but do not require, each member of our Board of Directors to attend our annual meetings of stockholders. We completed our initial public offering in July 2025 and did not have an annual meeting of stockholders in 2025.

Figma, Inc.	13	2026 Proxy Statement
Our Board of Directors’ Role in Risk Oversight
Our Board of Directors oversees our risk management processes, which are designed to support the achievement of organizational objectives, improve long-term organizational performance, and enhance stockholder value while mitigating and managing identified risks. A fundamental part of our approach to risk management is not only understanding the most significant risks we face as a company and the necessary steps to managing those risks, but also deciding what level of risk is appropriate. Our Board of Directors plays an integral role in guiding management’s risk tolerance and determining an appropriate level of risk.
While our Board of Directors is ultimately responsible for risk oversight, its various standing committees address risks inherent in their respective areas of oversight and provide regular reports to our Board of Directors, and management is responsible for the day-to-day oversight and management of many risks. Our Audit Committee is responsible for overseeing our major financial, accounting, compliance, cybersecurity, and information technology risk exposures, as well as the steps our management has taken to monitor and control these exposures. The
Audit Committee also approves or disapproves any related party transactions. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Nominating and Corporate Governance Committee assesses and monitors risks relating to our corporate governance practices and the independence of the Board of Directors.
Corporate Governance Guidelines
Our Board of Directors has adopted Corporate Governance Guidelines to reflect its strong commitment to sound corporate governance practices and to encourage effective policy and decision making at both the Board of
Directors and management levels, with a view to enhancing long-term value for our stockholders. Our Corporate
Governance Guidelines address items such as responsibilities for directors, director independence standards, board committee structure and functions, and other matters related to the governance of Figma. Our Nominating and Corporate Governance Committee reviews the Corporate Governance Guidelines periodically, and changes are recommended to our Board of Directors as warranted. Our Corporate Governance Guidelines are available on our Investor Relations website at investor.figma.com.
Code of Conduct
Our Board of Directors has adopted a Code of Conduct that applies to all of our employees, directors, and contractors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Code of Conduct is posted on our Investor Relations website at investor.figma.com.
We intend to disclose future amendments to certain portions of our Code of Conduct or waivers of such provisions granted to executive officers and directors on the same website, as permitted under applicable rules of
NYSE and the SEC.
Insider Trading Policy; Prohibition on Derivatives Trading and
Hedging
Our Board of Directors has adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of our securities by our employees, contractors, consultants, and directors, as well as any of their immediate family members, people sharing their households, and anyone subject to their influence or control, and by Figma itself, which we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and applicable NYSE rules. A copy of our insider trading policy is filed as Exhibit
19.1 to the Annual Report.

Figma, Inc.	14	2026 Proxy Statement
Our insider trading policy prohibits (i) hedging or monetization transactions related to our common stock, including through the use of zero cost collars and forward sale contracts, (ii) trading in derivative securities related to our common stock, such as options or puts and calls, and (iii) short sales of our common stock. Investments in exchange funds and pledges related to our common stock are prohibited unless approved by our General
Counsel.
Rule 10b5-1 Trading Plans
Our directors, executive officers, and members of our executive leadership team are required to use a trading plan adopted pursuant to Rule 10b5-1 of the Exchange Act to conduct open market sales or purchases of our securities; provided, however, that such persons may purchase our securities outside of a Rule 10b5-1 trading plan upon pre-clearance. In accordance with Rule 10b5-1, insiders can adopt a prearranged stock trading plan at a time when they are not aware of material nonpublic information about us, and thereafter trade shares of our common stock pursuant to the terms of their trading plan without regard to whether or not they are in possession of material nonpublic information about us at the time of the transaction. Under a Rule 10b5-1 trading plan, a broker executes trades pursuant to parameters established by an individual when entering into the plan, without further direction from the individual while the plan is in effect.

Figma, Inc.	15	2026 Proxy Statement
Proposal No. 1:
Election of Directors
Our Board of Directors currently consists of nine directors. Pursuant to the terms of our Certificate of
Incorporation, until the then-outstanding shares of our Class B common stock represents less than a majority of the total voting power of all the then-outstanding shares of our capital stock, all directors will be elected for annual terms following the expiration of their current terms. Mamoon Hamid is not standing for re-election at the Annual
Meeting. Effective as of immediately following the Annual Meeting, the number of authorized directors on our
Board of Directors will be decreased to eight. The Board of Directors thanks Mr. Hamid for his service and contributions to Figma and the Board of Directors.
Nominees for Director
At the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors
proposes that each of Dylan Field, Kelly A. Kramer, John Lilly, William R. McDermott, Andrew Reed, Danny
Rimer, Lynn Vojvodich Radakovich, and Luis von Ahn be elected at the Annual Meeting with each to serve for a one-year term expiring at our 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal. Each of the director nominees is a current director of our Board of Directors. For more information concerning the nominees, see the section titled “Board of Directors and Corporate Governance—Nominees for Director.”
If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holders might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than eight directors. Stockholders may not cumulate votes for the election of directors.
Vote Required
The election of directors requires a plurality of the votes cast by the holders of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon, which means that the eight individuals nominated for election to our Board of Directors receiving the highest number of “FOR” votes will be elected. Withhold votes and broker non-votes will have no effect on the outcome of this proposal. See the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting” for additional information.
Our Board of Directors recommends that you vote “FOR ALL” nominees in the election of directors.

Figma, Inc.	16	2026 Proxy Statement
Proposal No. 2:
Ratification of Appointment of Independent
Registered Public Accounting Firm
Our Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2026. Ernst & Young
LLP has served as our independent registered public accounting firm since 2019. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026. Although not required by applicable law or NYSE rules, our Audit Committee is submitting the appointment of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement at the Annual Meeting, if they desire to do so, and to respond to appropriate questions. Notwithstanding the appointment of Ernst & Young LLP and even if our stockholders ratify the appointment, our Audit Committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our year ending December 31, 2026 if our Audit Committee believes that such a change would be in the best interests of us and our stockholders.
In the event that Ernst & Young LLP is not ratified by our stockholders, the Audit Committee may reconsider its selection of Ernst & Young LLP as our independent registered public accounting firm.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee.
In addition to performing the audit of our consolidated financial statements, Ernst & Young LLP provided various other services during the years ended December 31, 2024 and 2025. Our Audit Committee has determined that
Ernst & Young LLP’s provision of these services, which are described below, does not impair Ernst & Young
LLP’s independence from us. During the years ended December 31, 2024 and 2025, fees for services provided by Ernst & Young LLP were as follows (in thousands):

	2024 ($)	2025 ($)

Audit fees(1)	2,415	5,890
Audit-related fees(2)	242	11
Tax fees(3)	206	291
Other fees(4)	—	—
Total fees	2,863	6,192
__________________
(1)“Audit fees” include fees for audit services primarily related to the audit of our annual consolidated financial statements; audit services related to our subsidiaries in connection with certain statutory filings; the review of our quarterly condensed consolidated financial statements; comfort letters, consents and assistance with and services provided in connection with our initial public offering, which was consummated in July 2025, such as a review of documents filed with the SEC, including our registration statement on Form S-1; and
other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board.

Figma, Inc.	17	2026 Proxy Statement
(2)“Audit-related fees” primarily consists of fees incurred for assurance and related services that were reasonably related to the performance of the audit or review of our consolidated financial statements and which were not reported above under “Audit fees.”
(3)“Tax fees” include fees for tax compliance, planning, and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits.
(4)“Other fees” include fees for services other than the services reported in audit fees, audit-related fees, and tax fees.
Audit Committee Pre-Approval of Audit and Permissible Non-Audit
Services of Independent Registered Public Accounting Firm
Our Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm in order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence. These services may include audit services, audit-
related services, tax services, and other services. Pre-approval may be given by our Audit Committee or its Chair, other than with respect to pre-approval of annual audit services, which must be pre-approved by the Audit
Committee, provided that any services by our independent registered public accounting firm that are pre-
approved by the Chair of the Audit Committee must be reported to the Audit Committee at its next meeting.
All of the services relating to the fees described in the table above were approved in accordance with our Audit
Committee’s pre-approval policies and procedures.
Vote Required
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of a majority of the votes cast affirmatively or negatively on such matter by the holders of the shares of our common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have no effect on the outcome of this proposal. Brokers will have discretionary authority to vote on this proposal since it is a “routine” matter, and, accordingly, we do not expect any broker non-votes on this proposal. See the section titled “Questions and
Answers About the Proxy Materials and Our Annual Meeting” for additional information.
Our Board of Directors recommends that you vote “FOR” the ratification of the appointment of Ernst &
Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.

Figma, Inc.	18	2026 Proxy Statement
Executive Officers
The following sets forth certain information regarding our executive officers as of March 31, 2026. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors.

Name	Age	Position

Dylan Field	34	Chair of our Board of Directors, Chief Executive Officer, and President
Praveer Melwani	35	Chief Financial Officer
Brendan Mulligan	42	General Counsel and Secretary
Kris Rasmussen	43	Chief Technology Officer
Shaunt Voskanian	43	Chief Revenue Officer
Dylan Field’s biography is set forth above in the section titled “Board of Directors and Corporate Governance—
Nominees for Director.”
Praveer Melwani has served as our Chief Financial Officer since March 2022 and Treasurer since February
2024. Mr. Melwani previously served as our Head of Business Operations and Finance from July 2017 to March
2022. Mr. Melwani previously held positions in Business Operations at NerdWallet, Inc., a financial technology company, from September 2016 to June 2017, in Strategic Finance at Dropbox, Inc., a cloud-based data technology platform, from February 2014 to September 2016, and in investment banking at Union Square
Advisors, an investment bank, from July 2012 to January 2014. Mr. Melwani holds a B.A. in Business
Administration from Ivey Business School at Western University.
Brendan Mulligan has served as our General Counsel and Secretary since February 2024. Mr. Mulligan previously served as our VP of Legal from April 2022 to January 2024 and as our Director of Legal from July 2019 to March 2022. Prior to that, Mr. Mulligan held legal positions of increasing responsibility at Uber Technologies,
Inc., a technology platform company, from September 2014 to July 2019. From November 2010 to September
2014, Mr. Mulligan served as an Associate at Morrison & Foerster LLP, a global law firm. Mr. Mulligan holds a
J.D. from Columbia Law School and a B.S. in Animal Physiology and Neuroscience from the University of
California, San Diego.
Kris Rasmussen has served as our Chief Technology Officer since March 2022. Mr. Rasmussen previously served as our Vice President of Engineering from April 2017 to March 2022. Prior to that, Mr. Rasmussen served as an Engineering Lead at Asana, Inc., a software development company, from April 2010 to June 2013, as Co-
Founder of RivalSoft Inc., a business-to-business mobile application company, from February 2007 to June 2010 and as Chief Architect at Aptana, Inc., a web application company, from August 2008 to April 2010. Mr.
Rasmussen holds a B.A. in Computer Science from the University of California, Los Angeles.
Shaunt Voskanian has served as our Chief Revenue Officer since October 2021. From January 2018 to October
2021, Mr. Voskanian served in various sales leadership roles at Datadog, Inc., a cloud technology company, including as Senior Vice President of Global Sales from January 2021 to October 2021, Vice President of Sales,
America and EMEA, from January 2020 to January 2021, and as Vice President of Sales, Americas, from
January 2018 to January 2020. From August 2014 to January 2018, Mr. Voskanian served in various sales roles at Oracle Corporation, a computer technology company. His prior experience also includes sales roles at Google
Inc., a technology company, Citrix Systems, Inc., a computer technology company, and Experian plc, a data analytics and consumer credit reporting company. Mr. Voskanian holds a B.S. in Communications from Boston
University.

Figma, Inc.	19	2026 Proxy Statement
Executive Compensation
Named Executive Officers
Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers, for the year ended December 31, 2025, were:
•Dylan Field, Chair of our Board of Directors, Chief Executive Officer, and President;
•Kris Rasmussen, Chief Technology Officer; and
•Shaunt Voskanian, Chief Revenue Officer.
Summary Compensation Table (2023, 2024, and 2025)
The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to, earned by, or paid to our named executive officers in 2023, 2024, and 2025, as applicable. The compensation data for 2023 is provided for informational purposes only.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Modification of Previously Granted Stock Awards in Connection with May 2024 RSU Release ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)	Total per SEC Rules ($)	2024 Total Excluding Amounts Relating to May 2024 RSU Release ($)(6)

Dylan Field Chief Executive Officer and President	2025	500,000	—	861,911,194	N/A	—	210,000	1,737,440(7)	864,358,634	N/A
	2024	495,833	5,000,000	—	78,276,375	6,901,116	—	10,350(8)	90,683,674	5,506,183
	2023	450,000	—	—	N/A	—	—	9,900(8)	459,900	N/A
Kris Rasmussen Chief Technology Officer	2025	500,000	—	173,823,922	N/A	—	210,000	447,433(9)	174,981,355	N/A
Shaunt Voskanian Chief Revenue Officer	2025	425,000	—	—	N/A	—	422,905	10,500(8)	878,405	N/A
	2024	393,750	150,000	—(10)	28,630,251	3,551,258	478,382	10,350(8)	33,213,991	1,032,482
	2023	325,000	—	—	N/A	—	295,550	9,900(8)	630,450	N/A
________________
(1)The amounts presented represent one-time discretionary cash bonuses that were recommended and approved by the disinterested members of our Board of Directors, and paid for Messrs. Field and Voskanian’s efforts in connection with the abandoned merger with
Adobe, Inc. in 2024.
(2)The amounts in this column for 2025 represent the aggregate grant date fair value of the restricted stock units (“RSUs”) awarded to
Messrs. Field and Rasmussen during 2025, calculated in accordance with Accounting Standards Codification Topic 718 (“ASC 718”). The
grant date fair value per share for Mr. Field’s 2025 CEO Service Award and the RSUs awarded to Mr. Rasmussen in 2025 is $32.07. The weighted-average grant date fair value per share for Mr. Field’s 2025 CEO Stock Price Award is $27.45. These amounts do not take into account any estimated forfeitures related to service-based vesting conditions. For information on the assumptions used to calculate the grant date fair value of the RSUs, refer to Note 13 to our consolidated financial statements included in our Annual Report. The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the named executive officer upon vesting, settlement, or sale of any of the underlying shares of common stock. For additional information regarding the 2025 CEO Service Award and 2025 CEO Stock Price Award granted to Mr. Field, see the section titled “—CEO
Equity Awards.”
(3)The amounts reflected in this column represent the fair values of RSU awards that were released to Messrs. Field and Voskanian in May
2024, which were determined based on the fair value of the RSUs as of the date of the modification in accordance with ASC 718 (given the original award fair value was no longer relevant as of the date of modification in accordance with ASC 718). In order to allow holders of RSUs, including Messrs. Field and Voskanian, to participate in the 2024 Tender Offer (as defined below), we modified all RSUs held by employees and former employees for which the service-based condition was satisfied to remove the performance-based vesting

Figma, Inc.	20	2026 Proxy Statement
condition as further described below in the section titled “—RSU Modifications In Connection With 2024 Tender Offer.” These amounts reflect the accounting cost for these RSU awards and do not necessarily represent the actual economic value that may be realized by the named executive officer from the RSU awards. For information on the assumptions used to calculate the grant date fair value of these
RSU awards, refer to Note 13 to our consolidated financial statements included in our Annual Report. For Mr. Field, the RSU awards that were released in May 2024 and reflected in this column are a part of Mr. Field’s 2021 CEO Service Award that was granted by our Board of Directors, including all of the disinterested directors, in October 2021, as described in further detail in our Annual Report. For Mr.
Voskanian, the RSU awards that were released in May 2024 and reflected in this column relate to RSUs that were granted to Mr.
Voskanian by our Board of Directors in October 2021 and February 2024.
(4)The amounts in this column represent the grant date fair value of the stock options granted to Messrs. Field and Voskanian in August
2024. The stock options granted in 2024 to eligible employees, including Messrs. Field and Voskanian, were granted to compensate them for the shares that were withheld by us to satisfy tax withholding liabilities in connection with the May 2024 RSU Release (as defined in the section titled “—RSU Modifications In Connection With 2024 Tender Offer”). The stock options granted to Messrs. Field and Voskanian were granted on the same terms, using the same formula to calculate the size of the option grant, as those granted to all eligible employees. These amounts reflect the accounting cost for these option awards and do not necessarily represent the actual economic value that may be realized by the named executive officer from the option awards. For information on the assumptions used to calculate the grant date fair value of the option awards, refer to Note 13 to our consolidated financial statements included in our Annual
Report.
(5)Amounts reported in this column for Messrs. Field and Rasmussen represent annual cash bonuses earned by Messrs. Field and
Rasmussen based on the achievement of company performance metrics. Amounts reported in this column for Mr. Voskanian represent commissions earned pursuant to our incentive sales commission program.
(6)The amounts in this column exclude payments made to our named executive officers related to the impacts of the RSU modifications and the stock options granted in connection with the May 2024 RSU Release. The amounts in this column are calculated by subtracting the
2024 values reported in the “Modification of Previously Granted Stock Awards in Connection with May 2024 RSU Release” and the
“Option Awards” columns from the “Total per SEC Rules” column. The amounts reported in this column differ substantially from, and are not a substitute for, the amounts reported in the “Total per SEC Rules” column.
(7)Reflects (i) $10,500 of contributions to Mr. Field’s 401(k) plan, (ii) a filing fee under the Hart-Scott-Rodino Antitrust Improvement Act of
1976, as amended (the “HSR Act”), in the amount of $850,000, which we paid on behalf of Mr. Field, and (iii) $876,940 paid to Mr. Field as a tax gross-up for the filing fee under the HSR Act.
(8)Represents our contributions to the named executive officer’s 401(k) plan.
(9)Reflects (i) $10,500 of contributions to Mr. Rasmussen’s 401(k) plan, (ii) a filing fee under the HSR Act in the amount of $265,000, which we paid on behalf of Mr. Rasmussen, and (iii) $171,933 paid to Mr. Rasmussen as a tax gross-up for the filing fee under the HSR Act.
(10)In 2024, Mr. Voskanian was granted RSU awards that were subject to service-based vesting conditions and performance-based vesting conditions. As of the applicable grant date, we had not recognized stock-based compensation expense for these awards because achievement of the performance-based vesting component was not deemed probable. As a result, no value is included in the table for these awards other than with respect to any such awards that were granted in 2024 and which were modified in connection with the May
2024 RSU Release as described in footnote (3) above. Assuming achievement of the performance-based vesting condition, the aggregate grant-date fair value of the RSU awards for Mr. Voskanian for 2024 would have been $25,383,926, computed in accordance with ASC 718. For information on the assumptions used to calculate the grant date fair value of the equity awards, refer to Note 13 to our consolidated financial statements included in our Annual Report.
Narrative to the Summary Compensation Table
Base Salaries
Our named executive officers receive a base salary to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. For the year ended December 31, 2025, the annual base salaries of Messrs. Field, Rasmussen, and Voskanian were $500,000, $500,000, and $425,000, respectively. The salaries paid to Messrs. Field, Rasmussen, and Voskanian for 2025 are listed in the Summary
Compensation Table above in the “Salary” column.
Non-Equity Incentive Plan Compensation
Our annual cash bonus plan motivates and rewards our non-sales plan commissioned employees, including our executives, for achievements relative to our goals and expectations for each fiscal year. Under our annual cash bonus plan, Messrs. Field and Rasmussen were eligible to receive an annual cash bonus for 2025 based on a target annual bonus that was set as a percentage of their respective annual salaries, as approved by our
Compensation Committee. Messrs. Field and Rasmussen’s target annual bonuses were equal to 40% of their base salary. Bonus awards are measured and awarded annually based on the achievement of certain company performance metrics determined by our Compensation Committee. The amounts paid to Messrs. Field and

Figma, Inc.	21	2026 Proxy Statement
Rasmussen for 2025 are listed in the Summary Compensation Table above in the “Non-Equity Incentive Plan
Compensation” column.
Mr. Voskanian participates in our incentive sales commission program based on the achievement of certain sales targets. The amount earned by Mr. Voskanian for 2025 under our incentive sales commission program is set forth in the Summary Compensation Table above in the “Non-Equity Incentive Plan Compensation” column.
Equity Compensation
From time to time, we grant equity awards to our named executive officers. For additional information regarding equity compensation for our named executive officers, see the sections below titled “—Outstanding Equity
Awards at 2025 Year-End” and, with respect to Mr. Field, “—CEO Equity Awards.”
Other Elements of Compensation
Welfare and Other Benefits
We provide health, dental, vision, life, and disability insurance benefits to our named executive officers, on the same terms and conditions as provided to all other eligible U.S. employees.
We also sponsor a broad-based 401(k) plan intended to provide eligible U.S. employees with an opportunity to defer eligible compensation up to certain annual limits. As a tax-qualified retirement plan, contributions (if any)
made by us are deductible by us when made, and contributions and earnings on those amounts are generally not taxable to the employees until withdrawn or distributed from the 401(k) plan, unless contributions are made to a
Roth 401(k). Our named executive officers are eligible to participate in our employee benefit plans, including our
401(k) plan, on the same basis as our other eligible employees. We currently automatically contribute 3% of each employee’s eligible compensation, not to exceed the limits imposed by the applicable 401(k) plan rules and with such amount not counting against an employee’s annual limit. Participants vest as to 50% of the employer contributions following one year of service and as to the remaining 50% after two years of service. Contributions to our named executive officers’ 401(k) plans in 2025, 2024, and 2023 are disclosed in the Summary
Compensation Table above in the “All Other Compensation” column.

Figma, Inc.	22	2026 Proxy Statement
Outstanding Equity Awards at 2025 Year-End
The following table presents, for each of our named executive officers, information regarding outstanding equity awards held as of December 31, 2025.

			Stock Awards(1)
Name	Vesting Commencement Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Dylan Field(3)	7/1/2025(4)	6/30/2025	6,516,076	243,505,760	7,964,093	297,618,155
	7/1/2025(5)	6/30/2025	14,480,169	541,123,916	—	—
Kris Rasmussen	3/1/2022(6)	3/2/2022	79,238	2,961,124	—	—
	12/1/2022(7)	5/27/2022	140,867	5,264,200	—	—
	2/1/2024(7)	2/5/2024	344,342	12,868,061	—	—
	2/1/2025(6)	12/29/2024	147,976	5,529,863	—	—
	2/1/2025(7)	12/29/2024	304,603	11,383,014	—	—
	8/1/2025(8)	7/17/2025	5,239,470	195,798,994	—	—
Shaunt Voskanian	2/1/2024(7)	2/5/2024	68,868	2,573,597	—	—
	2/1/2025(7)	12/29/2024	475,942	17,785,953	—	—
	2/1/2025(6)	12/29/2024	246,625	9,216,376	—	—
________________
(1)All of the outstanding stock awards held by Mr. Field were granted under our 2021 Executive Equity Incentive Plan (the “2021 Plan”) and
are for shares of Class B common stock. All of the outstanding stock awards held by Mr. Rasmussen and Mr. Voskanian were granted under our 2012 Equity Incentive Plan (the “2012 Plan”) and are for shares of Class A common stock.
(2)This column represents the market value of the shares of Class A common stock or Class B common stock underlying the RSUs, as applicable, as of December 31, 2025, based on the closing price of our Class A common stock, as reported on the NYSE, of $37.37 per share on December 31, 2025.
(3)For additional detail on each of the awards granted to Mr. Field by our Board of Directors, including all of the disinterested directors, see the section below titled “—CEO Equity Awards.”
(4)Comprised of (i) 6,516,076 RSUs that have satisfied the stock price-based vesting conditions and will vest in seven tranches upon satisfaction of a service-based vesting condition and (ii) 7,964,093 RSUs that are subject to vest in seven tranches upon satisfaction of
(x) a service-based vesting condition and (y) stock price-based vesting conditions, and as further described under the section titled “—
CEO Equity Awards—2025 CEO Stock Price Award.”
(5)Comprised of five tranches that vest on satisfaction of a service-based vesting condition. The service-based vesting condition is satisfied as to 10%, 20%, 20%, 20%, and 30% of the shares subject to the award on each of July 1, 2026, July 1, 2027, July 1, 2028, July 1, 2029,
and July 1, 2030, respectively, subject to Mr. Field’s continued service to us through each applicable vesting date, and as further described under the section titled “—CEO Equity Awards—2025 CEO Service Award.”
(6)Vests on satisfaction of a service-based vesting condition and a performance-based vesting condition. The service-based vesting condition is satisfied as to 1/48th of the total award on each monthly anniversary of the vesting commencement date, subject to the executive’s continued service on each such vesting date. The performance-based vesting condition was satisfied in connection with our initial public offering.
(7)Vests on satisfaction of a service-based vesting condition and a performance-based vesting condition. The service-based vesting condition is satisfied as follows: (i) 10% of the total award in the first year following the vesting commencement date in equal monthly installments, (ii) 20% of the total award in the second year following the vesting commencement date in equal monthly installments, (iii)
20% of the total award in the third year following the vesting commencement date in equal monthly installments, (iv) 20% of the total award in the fourth year following the vesting commencement date in equal monthly installments, and (v) 30% of the total award in the fifth year following the vesting commencement date in equal monthly installments, in each case subject to the executive’s continued

Figma, Inc.	23	2026 Proxy Statement
service on each such vesting date, such that on the five-year anniversary of the vesting commencement date the award will be fully vested. The performance-based vesting condition was satisfied in connection with our initial public offering.
(8)Vests on satisfaction of a service-based vesting condition. The service-based vesting condition is satisfied as follows: (i) 0.83% is fully vested on the vesting commencement date, (ii) 10% of the total award in the first year following the vesting commencement date in equal quarterly installments, (iii) 12% of the total award in the second year following the vesting commencement date in equal quarterly installments, (iv) 12% of the total award in the third year following the vesting commencement date in equal quarterly installments, (v)
15% of the total award in the fourth year following the vesting commencement date in equal quarterly installments, (vi) 15% of the total award in the fifth year following the vesting commencement date in equal quarterly installments, (vii) 18% of the total award in the sixth year following the vesting commencement date in equal quarterly installments, and (viii) 17.17% of the total award in the seventh year following the vesting commencement date in quarterly installments of 4.5%, 4.5%, 4.5%, and 3.67%, respectively, in each case subject to the executive’s continued service on each such vesting date, such that on the seven-year anniversary of the vesting commencement date the award will be fully vested.
RSU Modifications In Connection With 2024 Tender Offer
In May 2024, to permit eligible RSU holders to participate in a tender offer (the “2024 Tender Offer”), we modified and released 34.6 million RSUs held by employees and former employees, including Messrs. Field and
Voskanian, by removing the performance-based vesting condition (the “May 2024 RSU Release”), resulting in their remeasurement as of the modification date. The service-based vesting condition related to these RSUs had been met as of the modification date. Accordingly, these RSUs were fully vested as of the modification date, resulting in the recognition of stock-based compensation expense, net of amounts capitalized, of $801.2 million during the year ended December 31, 2024, and the release of the underlying shares of Class A common stock and Class B common stock, as applicable. In connection with the foregoing, the performance-based vesting condition was removed from 3,375,000 RSUs held by Mr. Field and 1,234,435 RSUs held by Mr. Voskanian, resulting in the recognition of $78,276,375 and $28,630,251 in stock-based compensation expense, respectively.
CEO Equity Awards
2025 CEO Stock Price Award
In June 2025, our Compensation Committee approved a grant to Mr. Field of RSUs with respect to 14,480,169 shares of Class B common stock (the “2025 CEO Stock Price Award”) under our 2021 Plan. We believe the 2025
CEO Stock Price Award serves to align Mr. Field’s interests with those of our stockholders by creating a strong, direct, and visible link between Mr. Field’s incentives and our performance.
The performance period of the 2025 CEO Stock Price Award is ten years. The vesting of the 2025 CEO Stock
Price Award is conditioned on satisfaction of certain service-based and stock price-based vesting conditions.

Figma, Inc.	24	2026 Proxy Statement
The stock price-based vesting conditions are comprised of seven tranches that are eligible to vest based on the achievement of certain specified stock price targets, set forth in the table below:

Tranche	Stock Price Target(1)	Percentage of 2025 CEO Stock Price Award That Will Vest on Satisfaction of Stock Price Condition

1	$60 per share	15%
2	$70 per share	15%
3	$80 per share	15%
4	$90 per share	15%
5	$100 per share	14.5%
6	$110 per share	13.5%
7	$130 per share	12%
________________
(1)Calculated based on the volume-weighted average trading price of our Class A common stock over any consecutive 60-day period during the term of the 2025 CEO Stock Price Award. In the case of a change in control of our company, the stock price will be the price per share of our Class A common stock paid in accordance with the definitive agreement providing for the change in control. Achievement will be determined as a step function, meaning that there will be no interpolated or additional vesting to the extent our stock price is in between the values set forth above. However, solely with respect to a change in control, vesting will be determined based on the price per share payable in such change in control and if the price per share falls between two values, a pro rata portion of the shares associated with the next tranche to vest will be eligible to vest based on linear interpolation.
The performance period for each tranche began on the date our Class A common stock began trading on the
NYSE in connection with our initial public offering and ends on the earlier of (i) the tenth anniversary of our initial public offering or (ii) the occurrence of a change in control (as defined in the award agreement governing the
2025 CEO Stock Price Award).
As to any portion of the 2025 CEO Stock Price Award that satisfies the stock price-based vesting condition, the service based vesting condition will be satisfied in seven substantially equal installments on each of the first seven anniversaries of the vesting commencement date, so long as Mr. Field is in continuous service through each applicable vesting date as our chief executive officer or in an Eligible Position (as defined in in the final prospectus for our initial public offering filed with the SEC pursuant to Rule 424(b)(4) on July 31, 2025).
In the event of a change in control of our company, subject to Mr. Field’s continued service in an Eligible Position through the closing of such change in control, the degree of achievement of the stock price-based vesting condition will be based on the per-share deal consideration paid in the transaction. Any portions of the 2025 CEO
Stock Price Award for which the stock price-based vesting condition is met prior to or in connection with a change in control will be deemed to have satisfied the service-based vesting condition with respect to the vesting dates that have elapsed plus a pro rata portion of such portion of the 2025 CEO Stock Price Award, determined based on the number of days elapsed since the most recent vesting date, and will vest. Any portions of the 2025 CEO
Stock Price Award that do not meet the stock price-based vesting condition prior to or in connection with a change in control will remain outstanding and will vest subject to only the achievement of the service-based vesting on the original schedule following the closing of the transaction (referred to as “converted RSUs”).
In the event that Mr. Field’s employment is terminated without cause or Mr. Field resigns employment for good reason not in connection with a change in control, as described below (in each case, as defined in the award agreement governing the 2025 CEO Stock Price Award), then subject to Mr. Field’s timely execution and non-
revocation of a release of claims, the service-based vesting condition for the 2025 CEO Stock Price Award will be

Figma, Inc.	25	2026 Proxy Statement
deemed satisfied as to all portions of the 2025 CEO Stock Price Award that have satisfied the stock price-based vesting condition as of the date of Mr. Field’s cessation of employment.
In the event that Mr. Field’s employment is terminated without cause or Mr. Field resigns employment for good reason, in either case within the three month period prior to, or the twenty-four month period following, a change in control (in each case, as defined in the applicable award agreement), then, subject to Mr. Field’s timely execution and non-revocation of a release of claims, the vesting of the converted RSUs, as described above, will accelerate in full.
In the event that Mr. Field’s employment ends due to his death or disability (as defined in our 2021 Plan) then the service-based vesting condition for the 2025 CEO Stock Price Award will be deemed satisfied in full and the 2025
CEO Stock Price Award will remain outstanding and eligible to satisfy the stock price-based vesting condition for twelve months following the date of such death or disability.
In the event that an acquiror in a change in control refuses to assume, convert, continue, replace, or substitute the 2025 CEO Stock Price Award, then the vesting of the 2025 CEO Stock Price Award will accelerate in full.
Our Compensation Committee determined that the stock price targets with respect to the first three tranches of the 2025 CEO Stock Price Award were achieved during the three months ended September 30, 2025. The award is subject to an on-going service requirement and will vest and be settled in seven substantially equal installments on each of the first seven anniversaries of the vesting commencement date, as long as Mr. Field is in continuous service as our chief executive officer or in an Eligible Position through the applicable vesting date.
2025 CEO Service Award
In June 2025, our Compensation Committee approved the grant to Mr. Field of RSUs with respect to 14,480,169 shares of Class B common stock (the “2025 CEO Service Award”) under our 2021 Plan. We believe the 2025
CEO Service Award serves to further align Mr. Field’s interests with those of our stockholders.
The 2025 CEO Service Award is conditioned on satisfaction of a service-based vesting condition over a five year period and is comprised of five tranches, equaling 10%, 20%, 20%, 20%, and 30% of the award, respectively, that vest annually beginning on the first anniversary of the vesting commencement date, so long as Mr. Field is in continuous service through each applicable vesting date as our chief executive officer or in an Eligible Position.
In the event that Mr. Field’s employment is terminated without cause or Mr. Field resigns employment for good reason, in either case within the three month period prior to, or the twenty-four month period following, a change in control (in each case, as defined in the applicable award agreement), then, subject to Mr. Field’s timely execution and non-revocation of a release of claims, the vesting of the 2025 CEO Service Award will accelerate in full.
In the event that Mr. Field’s employment ends due to his death or disability (as defined in our 2021 Plan) then the next vesting tranche of the 2025 CEO Service Award will be subject to prorated vesting based on Mr. Field’s actual period of employment.
In the event that an acquiror in a change in control refuses to assume, convert, continue, replace, or substitute the 2025 CEO Service Award, then the vesting of the 2025 CEO Service Award will accelerate in full.

Figma, Inc.	26	2026 Proxy Statement
Executive Compensation Arrangements
Executive Offer Letters
We have entered into amended and restated executive offer letters with our officers, including our named executive officers. Each of these agreements provide for at-will employment, continued payment of his or her annual base salary, and standard employee benefit plan participation on the same terms and conditions as provided to all other eligible U.S. employees. Mr. Voskanian is also eligible to receive additional variable cash compensation in accordance with our sales compensation plans then in effect.
Change of Control and Severance Agreements
We have entered into change in control and severance agreements (“CIC Severance Agreements”) with our officers, including our named executive officers.
Mr. Field. Under his CIC Severance Agreement with us, if Mr. Field is terminated by us without “cause” (as defined in his CIC Severance Agreement) or he resigns for “good reason” (as defined in his CIC Severance
Agreement), he will receive (i) a lump sum payment equal to 18 months of his base salary and (ii) continued
payment of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) premiums for 18 months (or, if earlier, until the date that he is eligible for substantially equivalent coverage under a subsequent employer’s plan). If Mr.
Field is terminated by us without “cause” or he resigns for “good reason,” in each case within three months prior to, or 12 months following, a “change in control” (as defined in his CIC Severance Agreement), he will instead receive (i) a lump sum payment equal to 18 months of base salary, (ii) 150% of his target bonus opportunity, (iii)
continued payment of COBRA premiums for 18 months (or, if earlier, when he is eligible for substantially equivalent coverage under a subsequent employer’s plan), and (iv) full accelerated vesting of all outstanding and unvested equity awards held by him, provided that any outstanding and unvested equity awards subject to the
2025 CEO Stock Price Award and 2025 CEO Service Award will instead be subject to the terms set forth in the applicable award agreements. In addition, in the event of a “change in control” in which the successor or acquiring corporation does not assume, convert, continue, replace or substitute unvested equity awards then, such equity awards accelerate vesting in full immediately prior to such “change in control,” with any performance-based equity awards to be subject to the treatment set forth in the grant agreement.
In addition, as discussed above in the section titled “CEO Equity Awards,” the 2025 CEO Service Award and the
2025 CEO Stock Price Award may be subject to vesting acceleration in connection with certain events relating to
Mr. Field’s termination of service with us without “cause” or due to a resignation for “good reason,” a change in control of our company, and/or a combination thereof.
Mr. Rasmussen and Mr. Voskanian. Under their respective CIC Severance Agreements with us, if Mr.
Rasmussen or Mr. Voskanian is terminated by us without “cause” (as defined in the applicable CIC Severance
Agreement), he will receive (i) a lump sum payment equal to 12 months of his base salary and (ii) continued
payment of COBRA premiums for 12 months (or, if earlier, until the date that he is eligible for substantially equivalent coverage under a subsequent employer’s plan). If Mr. Rasmussen or Mr. Voskanian is terminated by us without “cause” or he resigns for “good reason” (as defined in the applicable CIC Severance Agreement), in each case within three months prior to, or 12 months following, a “change in control” (as defined in the applicable
CIC Severance Agreement), he will instead receive (i) a lump sum payment equal to 12 months of base salary, (ii)
100% of his target bonus opportunity, (iii) continued payment of COBRA premiums for 12 months (or, if earlier, when he is eligible for substantially equivalent coverage under a subsequent employer’s plan), and (iv) full accelerated vesting of all outstanding and unvested equity awards held by him, provided that any outstanding and unvested equity awards subject to performance conditions will instead be subject to the terms set forth in the applicable award agreements. In addition, in the event of a change in control in which the successor or acquiring corporation does not assume, convert, continue, replace or substitute unvested equity awards then, such equity

Figma, Inc.	27	2026 Proxy Statement
awards accelerate vesting in full immediately prior to such “change in control,” with any performance-based equity awards to be subject to the treatment set forth in the grant agreement.
The benefits provided under the CIC Severance Agreements supersede and replace any benefits to which our named executive officers are entitled to under other arrangements or agreements with us, except for equity vesting acceleration provisions applicable to performance based awards, as described above. All such severance payments and benefits under the CIC Severance Agreements are subject to each executive’s execution of a general release of claims against us.
Compensation Recovery Policy
In June 2025, we adopted a Compensation Recovery Policy (the “Compensation Recovery Policy”). The
Compensation Recovery Policy is in accordance with the final rules regarding recovery of erroneously awarded executive officer compensation in connection with an accounting restatement, as adopted by the SEC in October
2022, and consistent with the corresponding NYSE rules (together, the “Clawback Rules”). Pursuant to the
Compensation Recovery Policy, and subject to certain limited exceptions in the Clawback Rules, in the event we are required to restate our financial statements, we are required to recoup erroneously awarded incentive-based compensation (as described in the Clawback Rules), including both cash and equity compensation paid to any current or former executive officer (as described in the Clawback Rules) during the three completed fiscal years immediately prior to the date the accounting restatement was required. The amount recoverable is the amount of any incentive-based compensation received by the executive officer based on the financial statements prior to the restatement that exceeds the amount that such executive officer would have received had the incentive-based compensation been determined based on the restated financial statements. For more information, see the full text of our Compensation Recovery Policy, which is filed as exhibit 97.1 to our Annual Report.
Policies and Practices Related to the Grant of Certain Equity Awards
In June 2025, we adopted an equity granting policy (the “Grant Policy”) that establishes certain processes for granting stock options, restricted stock, RSUs and other equity-based awards to our executive officers, employees and other service providers. We did not grant stock options or any other option-like awards in 2025.
We currently exclusively grant RSUs. In line with the Grant Policy, we generally grant RSUs on a regularly-
scheduled basis to enhance the effectiveness of our internal control over our equity award grant process. We do not grant awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.

Figma, Inc.	28	2026 Proxy Statement
Equity Compensation Plan Information
The following table presents information as of December 31, 2025, with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Class of Common Stock	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options ($)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#)
		(a)	(b)	(c)

Equity compensation plans approved by security holders	Class A(2)	66,512,216	$9.21	77,469,839(3)
	Class B(4)	34,585,338	—	—
Equity compensation plans not approved by security holders	—	—	—	—
Total	Class A & Class B	101,097,554	$9.21	77,469,839
__________________
(1)The weighted-average exercise price is calculated based solely on outstanding stock options. It does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.
(2)Includes the 2012 Plan, our 2025 Equity Incentive Plan (the “2025 Plan”), and our 2025 Employee Stock Purchase Plan (the “ESPP”).
(3)Consists of 66,797,099 shares of Class A common stock available under the 2025 Plan and 10,672,740 shares of Class A common stock available under the ESPP. There are no shares of common stock available for issuance under the 2012 Plan, but the 2012 Plan continues to govern the terms of outstanding options and RSUs granted thereunder. Stock options and RSUs granted under the 2012
Plan that are forfeited or repurchased become available for issuance under the 2025 Plan. In addition, the number of shares reserved for issuance under the 2025 Plan increased automatically by 5% on January 1, 2026 and will increase automatically on the first day of
January of each year commencing on January 1, 2026 and ending on (and including) January 1, 2035 by the number of shares equal to
5% of the total outstanding shares of all classes of our common stock (on an as converted basis) as of the immediately preceding
December 31 or a lower number approved by our Board of Directors. The number of shares reserved for issuance under the ESPP increased automatically by 1% on January 1, 2026 and will increase automatically on the first day of January of each year commencing on January 1, 2026 and ending on (and including) January 1, 2035 by the number of shares equal to 1% of the total outstanding shares of all classes of our common stock (on an as converted basis) as of the immediately preceding December 31 or a lower number approved by our Board of Directors. These increases are not reflected in the table above.
(4)Includes the 2021 Plan.

Figma, Inc.	29	2026 Proxy Statement
Director Compensation
The table below provides information regarding the total compensation of the non-employee directors who served on our Board of Directors during the year ended December 31, 2025. All compensation paid to Dylan Field, our only employee director, is set forth above in the section titled “Executive Compensation—Summary
Compensation Table (2023, 2024, and 2025).”

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)

Mamoon Hamid	25,985	—	25,985
Kelly A. Kramer	31,182	98,362(3)	129,544
Mike Krieger	16,630	1,545,101(4)	1,561,731
John Lilly	35,132	—	35,132
William R. McDermott	16,630	1,545,101(5)	1,561,731
Andrew Reed	19,125	—	19,125
Danny Rimer(6)	—	—	—
Lynn Vojvodich Radakovich	30,143	98,362(7)	128,505
Luis von Ahn	16,630	1,545,101(8)	1,561,731
__________________
(1)The amounts reported represent annual cash compensation paid to each of our non-employee directors from the date of our initial public offering through the end of 2025 pursuant to our non-employee director compensation policy as further described below. Our annual non-
employee director cash compensation is paid quarterly and was paid pro-rata for service in the third quarter of 2025. Prior to our non-
employee director compensation policy becoming effective upon our initial public offering, we did not provide any cash compensation to our non-employee directors for their service on our Board of Directors.
(2)The amounts reported represent the grant date fair value of the RSUs granted during 2025 calculated in accordance with ASC 718.
These amounts do not take into account any estimated forfeitures related to service-based vesting conditions. For information on the assumptions used to calculate the grant date fair value of the RSUs, refer to Note 13 to our consolidated financial statements included in our Annual Report. The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the director upon vesting, settlement, or sale of any of the underlying shares of our Class A common stock.
(3)Represents the grant date fair value of an RSU award for 2,756 shares of Class A common stock granted to Ms. Kramer on December 1,
2025.
(4)Represents the grant date fair value of an RSU award for 48,179 shares of Class A common stock granted to Mr. Krieger on July 21,
2025 upon his joining the Board of Directors. This RSU award was forfeited in full upon Mr. Krieger’s resignation from the Board of
Directors effective April 14, 2026, as such resignation occurred prior to the satisfaction of the service-based vesting conditions.
(5)Represents the grant date fair value of an RSU award for 48,179 shares of Class A common stock granted to Mr. McDermott on July 1,
2025 upon his joining the Board of Directors.
(6)Mr. Rimer declined to receive any cash payments pursuant to our non-employee director compensation policy for 2025.
(7)Represents the grant date fair value of an RSU award for 2,756 shares of Class A common stock granted to Ms. Vojvodich Radakovich on December 1, 2025.
(8)Represents the grant date fair value of an RSU award for 48,179 shares of Class A common stock granted to Mr. von Ahn on July 21,
2025 upon his joining the Board of Directors.
The table below shows the aggregate number of shares of Class A common stock underlying outstanding RSUs and options held by each of our non-employee directors as of December 31, 2025.

Figma, Inc.	30	2026 Proxy Statement

Name	Number of Shares Underlying RSUs as of December 31, 2025 (#)(1)	Number of Shares Underlying Stock Options as of December 31, 2025 (#)

Mamoon Hamid	—	—
Kelly A. Kramer	2,756(2)	—
Mike Krieger	48,179(3)	—
John Lilly	—	—
William R. McDermott	48,179(4)	—
Andrew Reed	—	—
Danny Rimer	—	—
Lynn Vojvodich Radakovich	2,756(2)	556,877(5)
Luis von Ahn	48,179(6)	—
__________________
(1)Each of the RSUs reflected in the table above will fully vest upon a change of control of our company.
(2)The RSU award will vest in full on May 1, 2026, so long as the director provides continuous service to us through such date.
(3)The RSU award was scheduled to vest as to 1/3rd of the RSUs subject to the award on each of the first, second, and third annual anniversaries of August 1, 2025, subject to Mr. Krieger’s continuous service through each vesting date. This RSU award was forfeited in full upon Mr. Krieger’s resignation from the Board of Directors effective April 14, 2026, as such resignation occurred prior to the first vesting date.
(4)The RSU award will vest as to 1/3rd of the RSUs subject to the award on each of the first, second, and third annual anniversaries of July
1, 2025, so long as the director provides continuous service to us through each vesting date.
(5)The stock option for 556,877 shares of Class A common stock is fully vested.
(6)The RSU award will vest as to 1/3rd of the RSUs subject to the award on each of the first, second, and third annual anniversaries of
August 1, 2025, so long as the director provides continuous service to us through each vesting date.
Non-Employee Director Compensation Policy
Before our initial public offering in July 2025, we did not have a formal policy to provide any cash or equity compensation to our non-employee directors for their service on our Board of Directors or committees of our
Board of Directors. In connection with our initial public offering in July 2025, our Board of Directors approved a non-employee director compensation policy, pursuant to which our non-employee directors are eligible to receive the fees and equity awards described below. Compensation payable to non-employee directors under the non-
employee director compensation policy is also subject to the annual limitations set forth in the 2025 Plan.
Employee directors receive no additional compensation for their service as a director.
Cash Compensation
Each non-employee director is entitled to receive the annual cash compensation set forth below, payable quarterly in arrears and prorated for partial quarters of service, provided the non-employee director provides services for at least one month of such quarter.
General Board Service Fee: $40,000
Lead Independent Director Fee (in addition to the General Board Service Fee): $20,000
Committee Chair Service Fee (in addition to the General Board Service Fee):
•Audit Committee Chair: $25,000

Figma, Inc.	31	2026 Proxy Statement
•Compensation Committee Chair: $20,000
•Nominating and Corporate Governance Committee Chair: $12,000
Committee Member Service Fee (in addition to the General Board Service Fee, not in addition to the Committee
Chair Service Fee):
•Audit Committee Member: $12,500
•Compensation Committee Member: $10,000
•Nominating and Corporate Governance Committee Member: $6,000
Equity Compensation
Each non-employee director is entitled to receive certain equity awards as set forth below. All such equity awards will be granted under the 2025 Plan and subject to the terms of the 2025 Plan.
Initial Award. Each non-employee director who initially joins our Board of Directors following the completion of the initial public offering (other than any person who transitions from an employee role to a non-employee director role) will be granted, upon the date of his or her initial election or appointment to be a non-employee director (or, if such date is not a trading day, the first trading day thereafter), an initial award of a number of RSUs determined by dividing (i) $530,000 by (ii) the average closing price of our Class A common stock for the last completed full calendar month occurring immediately prior to the calendar month in which the initial award is granted, rounded down to the nearest whole share. The initial award will vest as to 1/3rd of the RSUs subject to the initial award on each of the first, second, and third annual anniversaries of the date of grant, so long as the non-employee director provides continuous service to us through each vesting date.
Annual Award. On the date of each annual meeting of our stockholders, each non-employee director who has provided at least six months of service as a non-employee director as of such date, and will continue to serve on our Board of Directors following the meeting, will be granted an annual award of a number of RSUs determined by dividing (i) $265,000 by (ii) the average closing price of our Class A common stock for the last completed full calendar month occurring immediately prior to the calendar month in which the annual award is granted, rounded down to the nearest whole share. The annual award shall vest in full on the earlier of (i) the one-year anniversary of the grant date and (ii) the date of the next annual meeting of our stockholders, in each case subject to the non-
employee director’s continuous service through such date.
Change in Control. Each non-employee director’s then-outstanding equity awards will become fully vested upon a corporate transaction (as defined in the 2025 Plan), subject to the non-employee director remaining in continuous service until immediately prior to the closing of the corporate transaction.
Reimbursements. We reimburse non-employee directors for reasonable out-of-pocket expenses incurred to travel to and from and participate in meetings of our Board of Directors and committees, in accordance with our applicable travel and expense policy, as in effect from time to time.

Figma, Inc.	32	2026 Proxy Statement
Security Ownership of Certain Beneficial
Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2026, by:
•each of our named executive officers;
•each of our directors or director nominees;
•all of our directors and executive officers as a group; and
•each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of
Class A common stock or Class B common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares beneficially owned, subject to applicable community property laws.
Applicable beneficial ownership percentages are based on 443,493,840 shares of Class A common stock and
82,693,978 shares of Class B common stock, no shares of Class C common stock outstanding, no shares of
Blockchain common stock outstanding, and no shares of preferred stock outstanding as of March 31, 2026.
Shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2026, RSUs that are expected to vest and settle within 60 days of March 31, 2026, and shares purchasable under our ESPP within 60 days of March 31, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the stock options, RSUs, or right to purchase shares under the ESPP for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. For further information regarding material transactions between us and certain of our stockholders, see “Certain Relationships and
Related Party Transactions.”
Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Figma, Inc., 760
Market Street, Floor 10, San Francisco, California 94102.

Figma, Inc.	33	2026 Proxy Statement

	Shares Beneficially Owned
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number (#)	Percent (%)	Number (#)	Percent (%)	Percent of Total Voting Power(1) (%)

Named Executive Officers and Directors:
Dylan Field(2)	158	*	54,388,280	65.8	48.5
Shares subject to voting proxy(3)	—	—	26,730,324	32.3	23.8
Total	158	*	81,118,604	98.1	72.3
Kris Rasmussen(4)	4,367,159	*	—	—	*
Shaunt Voskanian(5)	863,698	*	—	—	*
Mamoon Hamid(6)	47,752,117	10.8	—	—	2.8
Kelly A. Kramer(7)	72,394	*	—	—	*
John Lilly(8)	62,922	*	—	—	*
William R. McDermott(9)	160,000	*	—	—	*
Andrew Reed(10)	32,537,317	7.3	—	—	1.9
Danny Rimer(11)	—	—	—	—	—
Lynn Vojvodich Radakovich(12)	629,271	*	—	—	*
Luis von Ahn(13)	30,000	*	—	—	*
All executive officers and directors as a group (13 persons)(14)	88,643,499	19.9	81,118,604	98.1	77.5
Other 5% Stockholders:
Entities affiliated with Index Ventures(15)	62,572,249	14.1	—	—	3.7
Entities affiliated with Greylock Partners(16)	58,420,365	13.2	—	—	3.5
KPCB Holdings, Inc., as nominee(17)	47,447,138	10.7	—	—	2.8
Entities affiliated with Sequoia Capital(18)	32,537,317	7.3	—	—	1.9
Wu-Wallace Family Trust(19)	—	—	26,730,324	32.3	23.8
__________________
* Represents beneficial ownership of less than 1% of our outstanding shares of common stock.
(1)Percentage of total voting power represents voting power with respect to all shares of our common stock, as a single class, outstanding as of March 31, 2026. The holders of our Class B common stock are entitled to fifteen votes per share, and holders of our Class A common stock are entitled to one vote per share.
(2)Consists of (i) 5 shares of Class A common stock held directly by Mr. Field; (ii) 153 shares of Class A common stock held by Field Family
Investments LLC, which is associated with Mr. Field; (iii) 37,987,566 shares of Class B common stock held directly by Mr. Field; (iv)
523,289 shares of Class B common stock held by the Field 2024 GRAT Remainder Trust, of which A7P Trust Company serves as trustee and may be replaced as trustee at Mr. Field's discretion; (v) 1,122,908 shares of Class B common stock held by Field 2021
Descendants Trust, of which Bryn Mawr Trust Company of Delaware is the trustee and may be replaced as trustee at Mr. Field’s discretion; and (vi) 14,754,517 shares of Class B common stock held of record by LLL Investments LLC, which is associated with Mr.
Field.
(3)Consists of 26,730,324 shares of Class B common stock held by the Wu-Wallace Family Trust over which Mr. Field holds an irrevocable proxy pursuant to an irrevocable proxy and power of attorney between Mr. Field, Evan Wallace, and the Wu-Wallace Family Trust (the
“Wallace Proxy”). We do not believe that the parties to the Wallace Proxy constitute a “group” under Section 13 of the Exchange Act, as
Mr. Field exercises voting control over these shares. See footnote 19 for additional information.
(4)Consists of (i) 4,187,749 shares of Class A common stock held directly by Mr. Rasmussen and (ii) 179,410 shares of Class A common stock issuable pursuant to RSUs that are settleable within 60 days of March 31, 2026.

Figma, Inc.	34	2026 Proxy Statement
(5)Consists of (i) 822,157 shares of Class A common stock held directly by Mr. Voskanian and (ii) 41,541 shares of Class A common stock issuable pursuant to RSUs that are settleable within 60 days of March 31, 2026.
(6)Consists of (i) 304,979 shares of Class A common stock held by a revocable trust of which Mr. Hamid and his spouse are trustees and (ii)
the shares described in footnote 17 below. Mr. Hamid, who is a member of our Board of Directors, is a managing member of KPCB XVII
Associates and KP Select Associates (each as defined below), and as such may be deemed to have shared voting and dispositive power with respect to such shares.
(7)Consists of (i) 69,638 shares of Class A common stock held directly by Ms. Kramer and (ii) 2,756 shares of Class A common stock issuable pursuant to RSUs that are settleable within 60 days of March 31, 2026.
(8)Consists of 62,922 shares of Class A common stock held directly by a revocable trust of which Mr. Lilly is a trustee. Mr. Lilly, who is a member of our Board of Directors, is an affiliate of Greylock Partners, but does not have voting or dispositive power with respect to any of the shares described in footnote 16 below.
(9)Consists of 160,000 shares of Class A common stock held directly by Mr. McDermott.
(10)Mr. Reed, who is a member of our Board of Directors, shares voting and dispositive power with respect to the shares held by entities affiliated with Sequoia Capital, as described in footnote 18 below. Mr. Reed expressly disclaims beneficial ownership of the shares held by these entities, except to the extent of his pecuniary interest in such shares.
(11)Mr. Rimer, who is a member of our Board of Directors, is a partner within the Index Ventures Group, but does not hold voting or dispositive power over the shares held by the Index funds.
(12)Consists of (i) 69,638 shares of Class A common stock held directly by Ms. Vojvodich Radakovich; (ii) 2,756 shares of Class A common stock issuable pursuant to RSUs that are settleable within 60 days of March 31, 2026; and (iii) 556,877 shares of our Class A common stock issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2026.
(13)Consists of 30,000 shares of Class A common stock held directly by Mr. von Ahn.
(14)The reported amounts represent the total of all securities beneficially owned by our directors and executive officers, consisting of (i)
87,090,013 shares of our Class A common stock; (ii) 81,118,604 shares of our Class B common stock; (iii) 305,480 shares of Class A common stock issuable pursuant to RSUs that are settleable within 60 days of March 31, 2026; (iv) 1,246,670 shares of our Class A common stock issuable upon the exercise of stock options that are exercisable within 60 days of March 31, 2026; and (v) a maximum of
1,336 shares of Class A common stock that are issuable under our ESPP within 60 days of March 31, 2026. The beneficial ownership table omits Mr. Krieger because he resigned from the Board of Directors on April 14, 2026, effective immediately.
(15)Based on a Schedule 13G filed with the SEC on November 14, 2025 reporting beneficial ownership as of September 30, 2025, as supplemented by information provided by the investors, the beneficial ownership reported in the table above consists of the following: (i)
55,810,810 shares of Class A common stock held by Index Ventures VI (Jersey), L.P. (“Index VI”); (ii) 1,126,535 shares of Class A common stock held by Index Ventures VI Parallel Entrepreneur Fund (Jersey), L.P. (“Index VI Parallel”); (iii) 2,521,618 shares of Class A common stock held by Index Ventures Growth IV (Jersey), L.P. (“Index Growth IV”); (iv) 2,278,486 shares of Class A common stock held by Index Ventures Growth V (Jersey), L.P. (“Index Growth V”); and (v) 834,800 shares of Class A common stock held by Yucca (Jersey)
SLP (“Yucca”). Index Venture Associates VI Ltd. (“IVA VI”) is the general partner of Index VI and Index VI Parallel and has sole voting and dispositive power with respect to an aggregate of 57,658,069 shares of Class A common stock, consisting of 56,937,345 shares held directly by the Index VI Funds and 720,724 shares held by Yucca on behalf of the Index VI co-investment scheme. Index Venture Growth
Associates IV Ltd. (“IVGA IV”) is the general partner of Index Growth IV and has sole voting and dispositive power with respect to an aggregate of 2,565,225 shares of Class A common stock, consisting of 2,521,618 shares held directly by Index Growth IV and 43,607 shares held by Yucca on behalf of the Index Growth IV co-investment scheme. Index Venture Growth Associates V Ltd. (“IVGA V”) is the
general partner of Index Growth V and has sole voting and dispositive power with respect to an aggregate of 2,348,955 shares of Class A common stock, consisting of 2,278,486 shares held directly by Index Growth V and 70,469 shares held by Yucca on behalf of the Index
Growth V co-investment scheme. Yucca administers the co-investment vehicles that are contractually required to mirror the relevant
Index funds' investments in the Company. As a result, each of IVA VI, IVGA IV, and IVGA V may be deemed to have voting and dispositive power over Yucca's respective allocation of shares by virtue of their dispositive and voting power over the shares owned by the Index funds. David Hall, Phil Balderson, Brendan Boyle, and Nigel Greenwood are the members of the board of directors of IVA VI,
IVGA IV, and IVGA V, and investment and voting decisions with respect to the shares over which IVA VI, IVGA IV, and IVGA V may be deemed to have voting and dispositive power are made by such directors collectively. Danny Rimer, a member of our Board of Directors, is a partner within the Index Ventures Group but does not hold voting or dispositive power over the shares held by the Index Ventures funds. The address for each of these entities is 44 Esplanade, St. Helier, Jersey, Channel Islands JE4 9WG.
(16)Based in part on a Schedule 13G filed with the SEC on November 7, 2025 reporting beneficial ownership as of September 30, 2025, as supplemented by information provided by the investors, the beneficial ownership reported in the table above consists of the following: (i)
52,578,307 shares of Class A common stock held by Greylock XIV Limited Partnership (“Greylock XIV”); (ii) 2,921,029 shares of Class A common stock held by Greylock XIV-A Limited Partnership (“Greylock XIV-A”); and (iii) 2,921,029 shares of Class A common stock held by Greylock XIV Principals LLC (“Greylock XIV Principals”). Greylock XIV GP LLC (“Greylock XIV GP”) is the general partner of Greylock
XIV and Greylock XIV-A and the manager of Greylock XIV Principals. Greylock XIV GP has shared voting and dispositive power with respect to an aggregate of 58,420,365 shares of Class A common stock held by Greylock XIV, Greylock XIV-A, and Greylock XIV
Principals. Each of Greylock XIV, Greylock XIV-A, and Greylock XIV Principals disclaims beneficial ownership of the shares held by the other entities, except to the extent of its pecuniary interest therein. John Lilly, a member of our Board of Directors, is an affiliate of
Greylock Partners but does not have voting or dispositive power with respect to any of the shares described herein. The address for the
Greylock entities is 2550 Sand Hill Road, Menlo Park, California 94025.
(17)Based in part on a Schedule 13G filed with the SEC on November 3, 2025 reporting beneficial ownership as of September 30, 2025 and a Form 4 filed by Mamoon Hamid with the SEC on February 27, 2026, as supplemented by information provided by the investors, the beneficial ownership reported in the table above consists of the following: (i) 42,875,831 shares of Class A common stock held by Kleiner
Perkins Caufield & Byers XVII, LLC (“KPCB XVII”); (ii) 1,403,660 shares of Class A common stock held by KPCB XVII Founders Fund,
LLC (“KPCB XVII Founders”); (iii) 2,707 shares of Class A common stock held directly by KPCB XVII Associates, LLC (“KPCB XVII
Associates”); (iv) 3,086,524 shares of Class A common stock held by Kleiner Perkins Select Fund, LLC (“KP Select”); and (v) 78,416
shares of Class A common stock held by Kleiner Perkins Select Founders Fund, LLC ("KP Select Founders"). All shares are held for

Figma, Inc.	35	2026 Proxy Statement
convenience in the name of “KPCB Holdings, Inc., as nominee” for the accounts of such individuals and entities. KPCB XVII Associates is the managing member of KPCB XVII and KPCB XVII Founders. KPCB XVII Associates has sole voting and dispositive power with respect to an aggregate of 44,282,198 shares of Class A common stock held by KPCB XVII, KPCB XVII Founders, and KPCB XVII
Associates. Kleiner Perkins Select Associates, LLC (“KP Select Associates”) is the managing member of KP Select and KP Select
Founders. KP Select Associates has sole voting and dispositive power with respect to an aggregate of 3,164,940 shares of Class A common stock held by KP Select and KP Select Founders. Theodore E. Schlein, Beth Seidenberg, Mamoon Hamid, and Ilya Fushman
are the managing members of KPCB XVII Associates and exercise shared voting and dispositive control over the shares held by KPCB
XVII and KPCB XVII Founders. Such managing members disclaim beneficial ownership of all shares held by KPCB XVII and KPCB XVII
Founders except to the extent of their pecuniary interest therein. Ilya Fushman and Mamoon Hamid are the managing members of KP
Select Associates and exercise shared voting and dispositive control over the shares held by KP Select and KP Select Founders. Such managing members disclaim beneficial ownership of all shares held by KP Select and KP Select Founders except to the extent of their pecuniary interest therein. Mamoon Hamid, a member of our Board of Directors, is a managing member of KPCB XVII Associates and KP
Select Associates, and as such may be deemed to have shared voting and dispositive power with respect to such shares. The address for each of the Kleiner Perkins entities is 2750 Sand Hill Road, Menlo Park, California 94025.
(18)Based in part on a Schedule 13G filed with the SEC on November 13, 2025 reporting beneficial ownership as of September 30, 2025, as supplemented by information provided by the investors, the beneficial ownership reported in the table above consists of the following: (i)
22,152,394 shares of Class A common stock held by Sequoia Capital U.S. Growth Fund VIII, L.P. (“GFVIII”); (ii) 1,971,015 shares of
Class A common stock held by SC US/E Growth Fund X Management, L.P. (“GFX MGMT”); (iii) 1,077,911 shares of Class A common stock held by SC U.S. Growth IX Management, L.P. (“GFIX MGMT”); (iv) 60,000 shares of Class A common stock held by Sequoia
Capital US/E Expansion Fund I, L.P. (“EXP I”); (v) 7,130,668 shares of Class A common stock held by Sequoia Grove II, LLC (“Grove II”);
and (vi) 145,329 shares of Class A common stock held by Sequoia Grove UK, L.P. (“Grove UK”). SC US (TTGP), Ltd. is (i) the general partner of SC U.S. Growth VIII Management, L.P., which is the general partner of GFVIII, (ii) the general partner of GFX MGMT, (iii) the general partner of GFIX MGMT, and (iv) the general partner of SC US/E Expansion Fund I Management, L.P., which is the general partner of EXP I. As a result, SC US (TTGP), Ltd. may be deemed to share voting and dispositive power with respect to the shares held by GFVIII, GFX MGMT, GFIX MGMT and EXP I. Sequoia Grove Manager, LLC is the manager of Grove II and the general partner of
Grove UK. As a result, Sequoia Grove Manager, LLC may be deemed to share voting and beneficial ownership with respect to the shares held by Grove II and Grove UK.  Andrew Reed, a member of our Board of Directors, shares voting and dispositive power with respect to the shares held by entities affiliated with Sequoia Capital. Mr. Reed expressly disclaims beneficial ownership of the shares held by these entities, except to the extent of his pecuniary interest in such shares. The address for each of the Sequoia entities is 2800 Sand Hill
Road, Suite 101, Menlo Park, California 94025.
(19)Based on a Schedule 13G filed with the SEC on November 26, 2025 reporting beneficial ownership as of September 30, 2025, as supplemented by information known to us. Consists of the 26,730,324 shares of Class B common stock held by the Wu-Wallace Family
Trust, over which Mr. Field holds an irrevocable proxy pursuant to the Wallace Proxy, as described in footnote 3 above. The address for the Wu-Wallace Family Trust is c/o Nutter McClennen & Fish, LLP 155 Seaport Blvd. Boston, MA 02210. See footnote 3 for additional information.

Figma, Inc.	36	2026 Proxy Statement
Report of the Audit Committee
This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this
Proxy Statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the
Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our Audit Committee has reviewed and discussed with our management and Ernst & Young LLP our audited consolidated financial statements for the year ended December 31, 2025. Our Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the
Public Company Accounting Oversight Board and the SEC.
Our Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence from us.
Based on the review and discussions referred to above, our Audit Committee recommended to our Board of
Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.
Submitted by the Audit Committee
Kelly A. Kramer, Chair
John Lilly
Lynn Vojvodich Radakovich

Figma, Inc.	37	2026 Proxy Statement
Certain Relationships and Related Party
Transactions
In addition to the compensation arrangements discussed in the section titled “Executive Compensation,” the following is a description of each transaction since January 1, 2025 and each currently proposed transaction in which:
•we have been or are to be a participant;
•the amount involved exceeded or will exceed $120,000; and
•any of our directors, executive officers, or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
Commercial Arrangements
We have a commercial relationship with Modern Life, Inc. (“Modern Health”). Kleiner Perkins, a beneficial owner of greater than 5% of our Class A common stock, holds a greater than 10% equity interest in Modern Health.
Mamoon Hamid, a member of our Board of Directors, is a Partner at Kleiner Perkins, and as such may be deemed to have voting and dispositive power with respect to shares held by Kleiner Perkins and its affiliates. Mr.
Hamid’s wife also holds an equity interest in Modern Health through an investment that pre-dated Kleiner Perkins’
investment. Mr. Hamid has not been involved in any discussions regarding the commercial relationship between us and Modern Health. During the year ended December 31, 2025 and three months ended March 31, 2026, we made payments to Modern Health of approximately $380,000 and $320,000, respectively.
We have a commercial relationship with Common Room, Inc. (“Common Room”). Index Ventures, a beneficial owner of greater than 5% of our Class A common stock, holds a greater than 10% equity interest in Common
Room. Danny Rimer, a member of our Board of Directors, is a member of the Common Room board of directors and a Partner at Index Ventures but does not hold voting or dispositive power over shares held by the Index
Ventures funds. Mr. Rimer has not been involved in any discussions regarding the commercial relationship between us and Common Room. During the year ended December 31, 2025, we made payments to Common
Room of approximately $160,000. We made no payments to Common Room during the three months ended
March 31, 2026.
We have a commercial relationship with Netlify, Inc. (“Netlify”). Kleiner Perkins, a beneficial owner of greater than
5% of our Class A common stock, holds a greater than 10% equity interest in Netlify. Mamoon Hamid, a member of our Board of Directors, is a Partner at Kleiner Perkins, and as such may be deemed to have voting and dispositive power with respect to shares held by Kleiner Perkins and its affiliates. Mr. Hamid is also a member of the Netlify board of directors. Mr. Hamid has not been involved in any discussions regarding the commercial relationship between us and Netlify. During the year ended December 31, 2025 and three months ended March
31, 2026, we made payments to Netlify of approximately $150,000 and $120,000, respectively.
Additionally, certain of our directors, executive officers, or holders of more than 5% of our capital stock, entities affiliated with such individuals, and immediate family members of or persons sharing households with such individuals, subscribe to our platform and use our products and services in the ordinary course. Similar to our other customers, these individuals and entities pay us subscription and other fees related to such use.

Figma, Inc.	38	2026 Proxy Statement
Figma Ventures
From time to time, through Figma Ventures, we invest in companies identified by Figma Ventures. Certain of those investments are into companies in which entities affiliated with our directors, executive officers, or holders of more than 5% of our capital stock have also invested or otherwise have a material interest. During the applicable period, none of our directors, executive officers or holders of more than 5% of our capital stock, and immediate family members of or persons sharing households with such individuals, had a direct or indirect material interest in such investments.
Investors’ Rights Agreement
We are party to an amended and restated investors’ rights agreement, dated May 15, 2024 (the “Rights
Agreement”), which provides, among other things, that certain holders of our capital stock, including entities affiliated with Sequoia Capital, Index Ventures, Greylock Partners, and Kleiner Perkins, which each hold more than 5% of our outstanding capital stock, have the right to demand that we file a registration statement or request that their shares of our capital stock be included on a registration statement that we are otherwise filing.
Nominating Agreement
In July 2025, we entered into the Nominating Agreement with Dylan Field, Chair of our Board of Directors, our
Chief Executive Officer, President, and a holder of more than 5% of our outstanding common stock. Pursuant to the Nominating Agreement, we have agreed to include Mr. Field in the slate of nominees recommended by our
Board of Directors for election or re-election at each annual meeting or special meeting of stockholders at which directors are to be elected following the closing of our initial public offering, and to include Mr. Field in the proxy statement for each such stockholder meeting. The Nominating Agreement also provides that, subject to any limitations imposed by applicable law and our Board of Directors’ fiduciary duties to our stockholders, we will take all necessary action to support Mr. Field’s election or re-election as a director, including by soliciting proxies or consents in his favor. The Nominating Agreement and Mr. Field’s right to be nominated to serve on our Board of
Directors shall automatically terminate upon the earliest of (a) Mr. Field’s resignation as a director, (b) Mr. Field’s death, (c) Mr. Field’s removal from the Board of Directors for cause by our stockholders, (d) the expiration of Mr.
Field’s term as director if he has given notice of his intention not to stand for re-election, (e) the date upon which
Mr. Field fails to satisfy his Minimum Class B Share Ownership Condition (as defined in our Certificate of
Incorporation), (f) the Final Conversion Date (as defined in our Certificate of Incorporation), and (g) immediately prior to the sale of all or substantially all of our assets, our liquidation or dissolution, or a merger or consolidation where our stockholders cease to hold a majority of the voting power of the surviving entity or its parent.
Purchase of Shares in our Initial Public Offering
Certain of our directors purchased shares of Class A common stock in our initial public offering, at a purchase price of $33.00 per share. John Lilly, William R. McDermott, and Luis von Ahn purchased 62,500 shares, 160,000 shares, and 30,000 shares, respectively, for an aggregate purchase price of approximately $2,062,500,
$5,280,000, and $990,000, respectively.
Indemnification Agreements
Our Certificate of Incorporation contains provisions that limit the liability of our directors and officers for monetary damages to the fullest extent permitted by the Delaware General Corporate Law (the “DGCL”). Consequently, our

Figma, Inc.	39	2026 Proxy Statement
directors and officers will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors or officers, except liability for:
•any breach of the director’s or officer’s duty of loyalty to us or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL;
•any transaction from which the director or officer derived an improper personal benefit; and
•with respect to officers, any action by or in the right of the corporation.
Our Certificate of Incorporation and our Bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the DGCL and allow us to indemnify other employees and agents as set forth in the
DGCL. Subject to certain limitations, our Bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted, subject to very limited exceptions.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and certain of our other employees. These agreements, among other things, require us to indemnify our directors, officers, and key employees for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts actually and reasonably incurred by such director, officer, or key employee in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which the person provides services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.
We believe that these provisions in our Certificate of Incorporation and indemnification agreements are necessary to attract and retain qualified persons such as directors, officers, and key employees. We also maintain directors’
and officers’ liability insurance.
The limitation of liability and indemnification provisions in our Certificate of Incorporation and Bylaws may
discourage stockholders from bringing a lawsuit against our directors and officers for breaches of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers, or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Policies and Procedures for Related Party Transactions
Our Audit Committee is responsible for reviewing and approving or disapproving related party transactions. We have adopted a written related party transaction policy that governs the approval process for transactions between us and any of our executive officers, directors, director nominees, any person who served as an executive officer or director or was a director nominee at any time since the beginning of our last fiscal year, any person known to us to be the beneficial owner of more than 5% of any class of our voting securities (a “significant stockholder”), and immediate family members of our executive officers, directors, director nominees, and significant stockholders (each a “Related Party”). Any request for us to enter into a transaction in which a Related

Figma, Inc.	40	2026 Proxy Statement
Party has or will have a direct or indirect material interest, irrespective of the amounts involved, must first be presented to our compliance officer for his or her determination of the approvals required under the policy. The compliance officer will refer to our Audit Committee any transaction he or she determines should be considered for evaluation by our Audit Committee consistent with the policy. In approving or rejecting any such transaction, our Audit Committee may take into account any information and considerations it deems relevant. If the compliance officer becomes aware of a transaction with a related party that required such approval but that has not been previously approved or ratified, the transaction will be submitted as promptly as reasonably practical to the Audit Committee for review. In the event that a member of our Audit Committee is a party to a proposed transaction, our Nominating and Corporate Governance Committee will act as the approval authority.

Figma, Inc.	41	2026 Proxy Statement
Questions and Answers About the Proxy
Materials and Our Annual Meeting
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting. The Annual Meeting will be held virtually on Tuesday,
June 2, 2026 at 10:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/FIG2026, where you will be able to listen to the meeting live and vote your shares online during the meeting. The Notice of Internet Availability of Proxy
Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report is first being mailed on or about April 22, 2026 to all stockholders entitled to vote at the Annual Meeting.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy
Statement are inactive textual references only.
What matters am I voting on?
You will be voting on:
•the election of eight directors with each to serve for a one-year term expiring at our 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal;
•a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026; and
•any other business as may properly come before the Annual Meeting.
How does the Board of Directors recommend I vote on these
proposals?
Our Board of Directors recommends a vote:
•“FOR ALL” nominees in the election of Dylan Field, Kelly A. Kramer, John Lilly, William R. McDermott,
Andrew Reed, Danny Rimer, Lynn Vojvodich Radakovich, and Luis von Ahn as directors to serve on our
Board of Directors until our 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal;
and
•“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026.
Who is entitled to vote? How many shares can I vote?
Holders of our common stock as of the close of business on April 7, 2026 (the “Record Date”), may vote at the
Annual Meeting. As of the Record Date, there were 444,278,887 shares of our Class A common stock

Figma, Inc.	42	2026 Proxy Statement
outstanding, 82,693,978 shares of our Class B common stock outstanding, no shares of our Class C common stock outstanding, no shares of our Blockchain common stock outstanding, and no shares of our preferred stock outstanding. Our Class A common stock and Class B common stock will vote as a single class on all matters described in this Proxy Statement for which your vote is being solicited. Holders may vote all shares of our common stock that they owned as of the Record Date. Stockholders are not permitted to cumulate votes with respect to the election of directors. In deciding all matters at the Annual Meeting, each share of Class A common stock represents one vote and each share of Class B common stock represents 15 votes.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live at the Annual Meeting. Throughout this section, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,”
and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. You are also invited to attend the Annual Meeting and vote your shares of our common stock live by following the instructions provided on your Notice or the instructions that accompanied your proxy materials to attend the Annual Meeting. If you request a printed copy of our proxy materials by mail, your broker, bank, or other nominee will provide a voting instruction form for you to use. Throughout this section, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
How many votes are needed for approval of each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of withhold votes, abstentions, and broker non-votes:

Proposal	Voting Options	Board Recommendation	Votes Required to Approve the Proposal	Effects of Withhold Votes	Effects of Abstentions	Effects of Broker Non-Votes

1. Election of Directors	FOR ALL, WITHHOLD ALL, or FOR ALL EXCEPT	FOR ALL	Plurality of the votes cast	No effect	N/A	No effect
2. Ratification of Appointment of Independent Registered Public Accounting Firm	FOR, AGAINST, or ABSTAIN	FOR	Majority of the votes cast	N/A	No effect	N/A
The results of Proposal No. 2 will not be binding on our Board of Directors, our Audit Committee, or us. However,
our Board of Directors and our Audit Committee will consider the outcome of the vote when making future decisions regarding our independent auditor appointment.

Figma, Inc.	43	2026 Proxy Statement
What is a quorum?
A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our Bylaws and Delaware law. The holders of a majority in voting power of the shares of stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual
Meeting. Abstentions, withhold votes, and broker non-votes will be counted as shares present and entitled to vote for purposes of determining a quorum.
How do I vote?
If you are a stockholder of record, there are four ways to vote:
•by internet at www.proxyvote.com, until 11:59 p.m. Eastern Time on June 1, 2026 (please have your
Notice or proxy card in hand when you visit the website);
•by toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern Time on June 1, 2026 (please follow the instructions on your proxy card or voting instruction form from your broker provided to you by email or over the internet);
•by completing and mailing your proxy card (if you received printed proxy materials) to be received prior to the Annual Meeting; or
•by attending the Annual Meeting by visiting www.virtualshareholdermeeting.com/FIG2026, where you may vote and submit questions during the meeting. Please have your Notice, proxy card or the instructions that accompanied your proxy materials in hand when you visit the website.
Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.
If you are a street name stockholder, you will receive voting instructions from your broker, bank, or other nominee.
You must follow the voting instructions provided by your broker, bank, or other nominee in order to direct your broker, bank, or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning a voting instruction form and may be able to vote by telephone or on the internet, depending on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares live at the virtual Annual Meeting unless you obtain a legal proxy from your broker, bank, or other nominee.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the
Annual Meeting by:
•entering a new vote by internet or by telephone;
•completing and returning a later-dated proxy card;
•notifying our Secretary at Figma, Inc., 760 Market Street, Floor 10, San Francisco, California, Attn:
General Counsel and Secretary; or
•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

Figma, Inc.	44	2026 Proxy Statement
If you do wish to change your vote or revoke your proxy, you must do so via one of the methods above before
11:59 p.m. Eastern Time on June 1, 2026. If you are not able to do so, you will need to attend and vote at the
Annual Meeting and change your vote or revoke your proxy at that time. If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change or revoke your vote.
What do I need to do to attend and participate in the Annual
Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which we believe makes it easier for stockholders to attend and participate fully and equally in the Annual Meeting. Stockholders of record and street name stockholders with a legal proxy from their broker, bank, or other nominee will be able to attend the Annual
Meeting by visiting www.virtualshareholdermeeting.com/FIG2026, which will allow such stockholders to submit questions during the meeting and vote shares electronically at the meeting.
We designed the format of the virtual Annual Meeting to ensure that our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation, and communication through online tools. The virtual format facilitates stockholder attendance and participation by enabling stockholders to participate fully and equally from any location around the world.
During the meeting, you will have the ability to submit questions real-time via the virtual meeting website, with a limit of one question per stockholder. We will answer questions submitted in accordance with the meeting rules of conduct in the time allotted for the meeting. Only questions pertaining to the proposals to be acted on at the
Annual Meeting will be answered, and we reserve the right to exclude questions that are, among other things, irrelevant to meeting matters, irrelevant to our business, related to material nonpublic information about us, related to personal matters or grievances, derogatory or in bad taste, related to pending or threatened litigation, or that are otherwise inappropriate (as determined by the Chair of the Annual Meeting or Secretary). Questions
should be succinct and cover only one topic. Questions that are substantially similar may be grouped and answered together to avoid repetition.
To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, proxy card or the instructions that accompanied your proxy materials to attend the Annual Meeting. The Annual Meeting webcast will begin promptly at 10 a.m. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.
What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians to assist you if you experience technical difficulties accessing the virtual meeting. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, a technical assistance phone number will be made available on the virtual meeting registration page 15 minutes prior to the start time of the Annual Meeting.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. Dylan Field and Brendan Mulligan have been designated as proxy holders by our Board of Directors. When proxies are properly dated, executed, and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of

Figma, Inc.	45	2026 Proxy Statement
the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this Proxy
Statement are properly presented at the Annual Meeting pursuant to our Bylaws, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned or postponed, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the SEC, we have elected to furnish our proxy materials, including this Proxy
Statement and our Annual Report, primarily via the internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 22, 2026 to all stockholders entitled to vote at the
Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice (www.proxyvote.com). Stockholders may also request to receive proxy materials for this Annual
Meeting or future meetings of stockholders in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the internet to help reduce the environmental impact and cost of our annual meetings of stockholders.
What does it mean if I receive more than one Notice, proxy card or voting instruction form?
It generally means that some of your shares are registered differently or are in more than one account. Please provide voting instructions for all Notices, proxy cards, and voting instruction forms you receive.
How are proxies solicited for the Annual Meeting?
Our Board of Directors is soliciting proxies for the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank, or other nominee holds shares of our common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.
How may my brokerage firm or other intermediary vote my shares if
I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our common stock in street name for beneficial owners are generally required to vote such shares in the manner directed by such beneficial owners. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026. Your broker will not have discretion to vote on the proposal to elect directors, which is a “non-routine” matter, absent direction from you. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. Broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting and will have no effect on the

Figma, Inc.	46	2026 Proxy Statement
outcome of the matters to be voted upon. We encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a
Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.
I share an address with another stockholder, and we received only one paper copy of the Notice or proxy materials. How may I obtain an additional copy?
We have adopted a procedure approved by the SEC called “householding” which will reduce our printing costs and postage fees. Under this procedure, multiple stockholders residing at the same address will receive a single copy of the Notice or, as applicable, proxy materials unless the stockholder notified us that they wish to receive multiple copies of such materials. Stockholders may revoke their consent to householding at any time by contacting Broadridge Financial Services, Inc. (“Broadridge”) either by calling toll-free at 1-866-540-7095, or by writing to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, New
York 11717. We will remove you from the householding program within 30 days of receipt of your request, following which you will receive multiple copies of such materials.
If you are a stockholder of record, upon written or oral request, we will promptly deliver a separate copy of the
Notice or proxy materials to such stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy of the Notice or proxy materials, such stockholder may contact
Broadridge by:

Internet: www.proxyvote.com	Telephone: 1-800-579-1639	Email: sendmaterial@proxyvote.com
Additionally, stockholders of record who share the same address and receive multiple copies of the Notice or proxy materials can request a single copy of such materials by contacting Broadridge at the address, email address, or telephone number above.
Street name stockholders may contact their broker, bank, or other nominee to request information about householding.
Why did I receive a full set of proxy materials in the mail instead of a notice regarding the Internet availability of proxy materials?
We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. If you have previously requested to receive paper copies but no longer wish to receive them, you may elect to receive all future proxy materials electronically via email or the Internet. Electing electronic delivery will help reduce our environmental impact and the costs incurred by us in mailing proxy materials. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your Notice to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

Figma, Inc.	47	2026 Proxy Statement
What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner.
For a stockholder proposal to be considered for inclusion in our proxy statement for the 2027 annual meeting of stockholders, our Secretary must receive the written proposal, delivered to or mailed and received at our principal executive offices, not later than December 23, 2026. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
Our Bylaws also establish a process for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Among other things, our
Bylaws provide that for business to be properly brought before an annual meeting of stockholders: (i) timely notice of such business must be provided to our Secretary and such notice must contain the information specified in our
Bylaws and be updated and supplemented as required by our Bylaws, (ii) such business must be a proper matter for stockholder action, and (iii) if a solicitation notice has been provided, a proxy statement and form of proxy must be properly delivered in accordance with our Bylaws. For more information, see the section titled “—
Availability of Bylaws.” To be timely for the 2027 annual meeting of stockholders, our Secretary must receive the written notice, delivered to or mailed and received at our principal executive offices:
•not earlier than February 2, 2027; and
•not later than 5:00 p.m. Eastern Time on March 4, 2027.
In the event that we hold the 2027 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the 120th day before the 2027 annual meeting of stockholders and no later than 5:00 p.m. Eastern Time on the later of the following two dates:
•the 90th day prior to the 2027 annual meeting of stockholders; or
•the 10th day following the day on which public announcement of the date of the 2027 annual meeting of stockholders is first made.
To comply with our Bylaws as well as the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 annual meeting of stockholders must ensure that our Secretary receives written notice, delivered to or mailed and received at our principal executive offices, that sets forth all information required by our Bylaws and by Rule 14a-19(b) under the Exchange Act within the time frames set forth above.
If a stockholder who has properly notified us of their intention to present a proposal at an annual meeting of stockholders does not appear to present their proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Figma, Inc.	48	2026 Proxy Statement
Recommendation and Nomination of Director Candidates
Our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under the section titled “—
Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
Availability of Bylaws
A copy of our Bylaws is available via the SEC’s website at www.sec.gov. You may also contact our Secretary at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
What does being an “emerging growth company” mean?
We currently qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of
2012 (the “JOBS Act”). An emerging growth company may take advantage of specified reduced reporting requirements that are otherwise applicable generally to public companies. These provisions include, but are not limited to:
•an exemption from compliance with the auditor attestation requirement on the effectiveness of our internal controls over financial reporting;
•an exemption from compliance with any requirement that the Public Company Accounting Oversight
Board may adopt regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;
•reduced disclosure about our executive compensation arrangements; and
•exemptions from the requirements to obtain a non-binding advisory vote on executive compensation or a stockholder approval of any golden parachute arrangements.
We will remain an emerging growth company until the earliest to occur of: the last day of the fiscal year in which we have more than $1.235 billion in annual revenue; the end of the fiscal year in which the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of the second quarter of that fiscal year; the issuance, in any three-year period, by us of more than $1.0 billion in non-convertible debt securities; and
the last day of the fiscal year ending after the fifth anniversary of our initial public offering. We may choose to take advantage of some, but not all, of the available benefits under the JOBS Act. In addition, under the JOBS Act,
“emerging growth companies” can delay adopting certain new or revised accounting standards until such time as those standards would otherwise apply to private companies. We have elected to avail ourselves of this extended transition period for complying with certain new or revised accounting standards. Accordingly, we will not be subject to the same new or revised accounting standards as other public companies that are not “emerging growth companies.”

Figma, Inc.	49	2026 Proxy Statement
Other Matters and Additional Information
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, officers, and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in the year ended
December 31, 2025, except, due to administrative error, a late Form 4 filing made on behalf of Mike Krieger, dated March 18, 2026, to report the conversion of Series Seed Preferred Stock and Series A Preferred Stock into shares of Class A common stock by the Michel Krieger Revocable Trust on August 1, 2025.
Available Information
Our financial statements for the year ended December 31, 2025 are included in our Annual Report, which we provide to our stockholders at the same time as this Proxy Statement. Our Annual Report and this Proxy
Statement are also available on our Investor Relations website at investor.figma.com, by clicking “SEC Filings” in the “Financials” dropdown list. A copy of our Annual Report, including the financial statements, and Proxy
Statement are available without charge upon request to Broadridge by contacting them via (1)
www.proxyvote.com, (2) 1-800-579-1639, or (3) sendmaterial@proxyvote.com. A copy of this Proxy Statement and our Annual Report will also be available via the SEC’s website at www.sec.gov.
The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
By Order of the Board of Directors,
Brendan Mulligan
General Counsel and Secretary
Appendix A: Certain Definitions
The following definitions describe certain key business metrics as well as certain other defined terms used in this
Proxy Statement. The calculation of the metrics discussed below may differ from other similarly titled metrics used by other companies, securities analysts, or investors.
Annual Recurring Revenue
We calculate Annual Recurring Revenue (“ARR”) as the annualized value of Figma’s active customer agreements as of the measurement date, assuming any agreement that expires during the next twelve months following the measurement date is renewed on existing terms. A customer agreement is considered active when seats are provisioned to the customer at the start of their subscription. In cases where contracts are signed but not provisioned prior to the measurement date, the customer agreement is counted as active if provisioning takes place no more than 15 days after the measurement date.
Monthly Active Users
We define monthly active users as the number of unique users that access at least one of our products during a given month. When reporting monthly active users during a quarter or other period of time, we report the number of monthly active users during the month with the highest number of active users during such period.
Paid Customer
We define a Paid Customer as a customer account that is billed separately for which Figma has an active paid subscription as of the last day of the applicable period of measurement. A single organization with multiple divisions, segments, subsidiaries, or subscribing teams that are each billed separately are counted as multiple
Paid Customers. A customer account is considered active when seats are provisioned to the customer at the start of their subscription. In cases where contracts are signed but not provisioned as of the last date of the applicable period of measurement, the customer account is counted as active if provisioning takes place no more than 15 days after the last day of the applicable period of measurement.
Paid Customers with more than $10,000 in ARR
We define a Paid Customer with more than $10,000 in ARR as a Paid Customer with a total of $10,000 or more of ARR as of the last day of the applicable period of measurement.
Paid Customers with more than $100,000 in ARR
We define a Paid Customer with more than $100,000 in ARR as a Paid Customer with $100,000 or more of ARR as of the last day of the applicable period of measurement.
Paid Customers with more than $1,000,000 in ARR
We define a Paid Customer with more than $1,000,000 in ARR as a Paid Customer with $1,000,000 or more of
ARR as of the last day of the applicable period of measurement.
Net Dollar Retention Rate
We calculate Net Dollar Retention Rate (“NDRR”) as of the applicable period of measurement by starting with the
ARR of Paid Customers with more than $10,000 in ARR as of twelve months prior to such date of measurement
(“Prior Period ARR”). We then calculate the ARR for those same customers as of the applicable period of measurement (“Current Period ARR”). We then divide Current Period ARR by Prior Period ARR to calculate
NDRR for the applicable date of measurement. NDRR reflects customer expansion, contraction, and customer churn. We calculate NDRR using ARR from Paid Customers with more than $10,000 in ARR because we believe that $10,000 in ARR is an important threshold, as it is a strong indicator of significant paid usage of our products.

Figma

FIGMA, INC.
760 MARKET STREET, FLOOR 10
SAN FRANCISCO, CA 94102

SCAN TO
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V90985-P49790

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIGMA, INC.

The Board of Directors recommends you vote "FOR ALL" the listed nominees:

	For All	Withhold All	For All Except
1. Election of Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dylan Field
02) Kelly A. Kramer
03) John Lilly
04) William R. McDermott
05) Andrew Reed
06) Danny Rimer
07) Lynn Vojvodich Radakovich
08) Luis von Ahn

The Board of Directors recommends you vote "FOR" the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V90986-P49790

FIGMA, INC.
ANNUAL MEETING OF STOCKHOLDERS
June 2, 2026 at 10:00 am Pacific Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) Dylan Field and Brendan Mulligan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of Figma, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 am Pacific Time on Tuesday, June 2, 2026, virtually at www.virtualshareholdermeeting.com/FIG2026, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting and upon such other business as may properly come before the meeting, as well as at any adjournment or postponement thereof.

Continued and to be signed on the reverse side